OPPENHEIMER BOND FUND FOR GROWTH
                  Supplement dated April 11, 1997 to the
                      Prospectus dated April 11, 1997

The Prospectus is changed as follows:

1. In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares" on page 33, (2) sales of Class B shares described in the fourth paragraph in "Distribution and Service Plans and Agreements for Class B and Class C Shares" on page 40, (3) sales of Class C shares described in the fifth paragraph in "Distribution and Service Plans and Agreements for Class B and Class C Shares" on page 40, and (4) sales of Class M shares stated in the sales charge table in "Buying Class M Shares" on page 42, the Distributor will pay additional commission to each broker, dealer and financial institution that has a sales agreement with the Distributor and agrees to accept that additional commission (these are referred to as "participating firms") for Class A, Class B, Class C and Class
M shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be 1.00% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $500,000 or more or the sale of Class A shares to a SEP IRA with 100 or more eligible participants and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     "Qualifying transactions" are aggregate sales of $150,000 or more of Class A, Class B, Class C and/or Class M shares of any one or more of the Oppenheimer funds (except money market funds and municipal bond funds) for rollovers or trustee-to-trustee transfers from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds to (1) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs, using the OppenheimerFunds, Inc. prototype IRA agreement, if the rollover contribution is received during the period from January 1, 1997 through April 15, 1997 (the "promotion period"), or the acceptance of a direct rollover or trustee-to-trustee transfer is acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period, and (2) IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, if the rollover contribution or trustee-to-trustee payment is received during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B, Class C and/or Class M shares with the redemption proceeds from an existing Oppenheimer funds account.

April 11, 1997                                                   PS0345.005

OPPENHEIMER
Bond Fund for Growth

Prospectus Dated April 11, 1997

Oppenheimer Bond Fund for Growth is a mutual fund that seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to seek its objective by investing primarily in convertible fixed income securities. There can be no assurance that the Fund will achieve its objective.


     The Fund invests a substantial portion of its assets in high-yield, lower rated bonds which are commonly referred to as
 junk bonds.   Investments of this type are subject to greater risk
of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund. Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and refer to
 Investment Risks for a discussion of the risks of investing in the Fund.


     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the April 11, 1997 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund s Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                        (logo)OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

          A B O U T   T H E    F U N D

3         Expenses
6         A Brief Overview of the Fund
8         Financial Highlights
13        Investment Objective and Policies
14        Investment Risks
17        Investment Policies and Strategies
21        How the Fund Is Managed
23        Performance of the Fund

 A B O U T   Y O U R   A C C O U N T
28        How to Buy Shares
          Class A Shares
          Class B Shares
          Class C Shares
          Class M Shares

43        Special Investor Services
          AccountLink
          Automatic Withdrawal and Exchange Plans
          Reinvestment Privilege
          Retirement Plans

45        How to Sell Shares
          By Mail
          By Telephone

46        How to Exchange Shares
48        Shareholder Account Rules and Policies
50        Dividends, Capital Gains and Taxes
A-1       Appendix A: Description of Securities Ratings
B-1       Appendix B: Sales Charge Waivers on Purchases of Class M
                           Shares for Accounts Established Prior to     March
                      11, 1996
C-1       Appendix C: Special Sales Charge Arrangements for
                      Shareholders of the Fund Who Were
                      Shareholders of the Former Quest for Value
                      Funds

A B O U T   T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund s assets to calculate the Fund s net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund s business operating expenses that you will bear indirectly. The calculations for Class A shares, Class B shares, Class C shares and Class M shares are based on the Fund s expenses during its last fiscal year which ended December 31, 1996. On March 11, 1996, the Fund redesignated as Class M shares its Class A shares which had been outstanding prior to that date and redesignated as Class A shares its Class Y shares which had been outstanding prior to that date.


        Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to About Your
Account starting on page 28 for an explanation of how and when these charges apply.


                              Class A   Class B      Class C      Class M
                              Shares    Shares       Shares       Shares

-------------------------------------------------------------------------
Maximum Sales Charge on 5.75% None      None         3.25%
 Purchase (as a % of
 offering  price)
-------------------------------------------------------------------------
Maximum Contingent Deferred   None(1)   5% in the    1% if        None
 Sales Charge (as a % of the  first year             shares are
 purchase price                         declining to redeemed
 or redemption                          1% in the    within
 proceeds)                              sixth year and12 months of
                                        eliminated   purchase(2)
                                        thereafter(2)
-------------------------------------------------------------------------
Maximum Sales Charge on       None      None         None         None
 Dividends Reinvested
-------------------------------------------------------------------------
Exchange Fee                  None      None         None         None
-------------------------------------------------------------------------
Redemption Fee                None      None         None         None

[FN]
(1) If you invest $1 million or more ($500,000 or more for purchases by Retirement Plans as described in Class A Contingent Deferred Sales Charge on page 33) in Class A shares you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See How to Buy Shares - Buying Class A Shares below.
(2) See How to Buy Shares - Buying Class B Shares and How to Buy Shares - Buying Class C Shares below for more information on the contingent deferred sales charges.

        Annual Fund Operating Expenses are paid out of the Fund s assets and represent the Fund s expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the Manager ). The rates of the Manager s fees are set forth in How the Fund is Managed below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund s portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund s Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (As a Percentage of Average Net
Assets):

                    Class A   Class B   Class C   Class M
                    Shares    Shares    Shares    Shares
--------------------------------------------------------------
Management Fees     0.49%     0.49%     0.49%     0.49%
---------------------------------------------------------------
12b-1 Plan Fees     0.25%     1.00%     1.00%     0.75%
---------------------------------------------------------------
Other Expenses      0.24%     0.26%     0.19%     0.34%
---------------------------------------------------------------
Total Fund Operating
Expenses(1)         0.98%     1.75%     1.68%     1.58%


(1) The amounts in the table reflect the Fund s interest expense during the fiscal year ended December 31, 1996. Total Fund Operating Expenses (excluding interest) for Class A shares, Class B shares, Class C shares and Class M shares would have been 0.97%, 1.73%, 1.67% and 1.55% respectively, for the fiscal year ended December 31, 1996. During fiscal 1996, the Fund s interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

     The numbers in the chart above with respect to Class A shares, Class B shares and Class M shares are based on the Fund s expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class for that year. The Class
C shares were not offered before March 11, 1996. Therefore the Class C Annual Fund Operating Expenses shown are estimates based on expenses for the period from March 11, 1996 until December 31, 1996.

       The 12b-1 Distribution Plan Fees for Class A shares consist of service fees of 0.25% of average net assets of that class. For Class B shares and Class C shares, the 12b-1 Distribution Plan Fees consist of service fees and the asset-based sales charge; in each instance the service fee is 0.25% of average net assets of the class and the asset-based sales charge is 0.75% of average net assets of the class. The Distribution Plan Fees for Class M shares consist of service fees of 0.25% of average net assets and the asset-based sales charge of 0.50% of average net assets. These
plans are described in greater detail in  How to Buy Shares.   The
actual expenses for each class of shares in future years may be more or less than the numbers in the above chart, depending on a number of factors, including the actual value of the Fund s assets represented by each class of shares.


        Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund s annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 Year    3 Years   5 Years   10 Years*
                   ------     -------   -------   --------
Class A Shares     $67        $87       $109      $171
Class B Shares     $68        $85       $115      $167
Class C Shares     $27        $53       $91       $199
Class M Shares     $48        $81       $116      $214

        If you did not redeem your investment, it would incur the following expenses:

                    1 Year    3 Years   5 Years   10 Years*
                    ------    -------   -------   ---------

Class A Shares     $67        $87       $109      $171
Class B Shares     $18        $55       $95       $167
Class C Shares     $17        $53       $91       $199
Class M Shares     $48        $81       $116      $214

     *In the first example, expenses include the Class A and Class M initial sales charges and the applicable Class B or Class C contingent deferred sales charges. In the second example, Class A and Class M expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge on Class B, Class C and Class M shares and the contingent deferred sales charge on Class B and Class C shares, long-term Class B, Class C and Class M shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to How to Buy Shares - Buying Class B Shares for more information.

     These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.


        What is the Fund s Investment Objective? The Fund s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to seek its objective by investing primarily in convertible fixed income securities. There can be no assurance that the Fund will achieve its objective.

        What Does the Fund Invest In? The Fund invests primarily in a portfolio that consists of a variety of convertible fixed income securities which, in the opinion of the Manager, will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock, and other securities, such as warrants and options, which provide an opportunity for equity participation.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in convertible bonds. Many convertible bonds are lower rated, speculative securities commonly referred to
as  junk bonds.   See  Investment Risks  for a more detailed
description of the risks of investing in lower rated securities. The balance of up to 35% of the total assets comprising the Fund s portfolio may be invested in other types of convertible securities as well as common stocks, non-convertible fixed income securities, cash and money market securities, including repurchase agreements. No more than 15% of the total assets of the Fund, however, may be invested in non-dividend paying common stocks. If, at any time, the market value of the Fund s investments in cash, common stocks and non-convertible securities exceeds 35% of the market value of its total assets as a result of market conditions or a call by an issuer of its convertible securities, the Fund will (except when a temporary defensive position is deemed advisable) thereafter invest only in convertible bonds until the 65% standard is met. The Fund will not be required to sell any of its securities to comply with the 65% standard. These investments and investment methods are more fully described in Investment Objective and Policies starting on page 13.

        Who Manages the Fund? The Fund s investment adviser is OppenheimerFunds, Inc. The Manager (including a subsidiary) manages investment company portfolios having over $60 billion in assets at March 31, 1997. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund s portfolio manager, who is employed by the Manager and is primarily responsible for the selection of the Fund s securities, is Michael S. Rosen. The
Fund s Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to How the Fund is Managed starting on page 21 for more information about the Manager and its fees.

        How Risky is the Fund? All investments carry risks to some degree. The Fund may invest all or any portion of its assets in high-yield, lower-rated fixed-income securities. The primary advantage of high-yield securities is their relatively higher investment return. However, such securities are considered speculative and may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in higher-rated securities. Fixed-income securities are also subject to interest rate risks and credit risks which can negatively impact the value of the security and the Fund s net asset value per share. There are certain risks associated with investments in foreign securities, including those related to changes in foreign currency rates, that are not present in domestic securities. These changes affect the value of the Fund s investments and its price per share. In addition, as a non-diversified fund, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund.

     In the Oppenheimer funds spectrum, the Fund is generally more conservative than aggressive growth funds, but more aggressive than investment grade bond funds. While the Manager tries to reduce risks by structuring the Fund s portfolio to include a broad spectrum of investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund s objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to
 Investment Risks starting on page 14 for a more complete discussion of these risks.

        How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to How to Buy Shares starting on page 28 for more details.

        Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor four classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares and Class M shares are offered with front-end sales charges, starting at 5.75% and 3.25%, respectively, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years (Class B) or 12 months (Class C) of purchase. There is also an annual asset-based sales charge on Class B shares, Class C shares and Class M shares. Please review How To Buy Shares starting on page 28 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.


        How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to How to Sell Shares starting on page 45. The Fund also offers exchange privileges to other Oppenheimer funds, described in How To Exchange Shares starting on page 46.

        How Has the Fund Performed? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds.
Of course, other funds may have different objectives, investments, and levels of risk. The Fund s performance can also be compared to broad-based market indices, which we have done on pages 26 and 27. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund s average net assets. This information has been audited by Price Waterhouse LLP, the Fund s independent auditors, whose report on the Fund s financial statements for the fiscal year ended December 31, 1996, is included in the Statement of Additional Information. On March 11, 1996, the Fund redesignated as Class M shares its Class A shares which had been outstanding prior to that date and redesignated as Class A shares its Class Y shares which had been outstanding prior to that date. Class C shares were publicly offered during a portion of the period shown commencing on March 11, 1996.

                                                          CLASS A
                                                          ---------------------------


                                                          YEAR ENDED DECEMBER 31,
                                                          1996               1995(3)
=====================================================================================
       PER SHARE OPERATING DATA:
       Net asset value, beginning of period                $13.96              $13.11
       ------------------------------------------------------------------------------
       Income (loss) from investment operations:
       Net investment income                                  .73                 .54
       Net realized and unrealized gain (loss)                .65                1.48
                                                           ------              ------
       Total income (loss) from investment operations        1.38                2.02

       ------------------------------------------------------------------------------
       Dividends and distributions to shareholders:
       Dividends from net investment income                  (.72)               (.68)
       Distributions from net realized gain                  (.35)               (.49)
                                                           ------              ------
       Total dividends and distributions to shareholders    (1.07)              (1.17)

       ------------------------------------------------------------------------------
       Net asset value, end of period                      $14.27              $13.96
                                                          =======              ======

       ==============================================================================
       TOTAL RETURN, AT NET ASSET VALUE(4)                  10.13%              15.42%

       ==============================================================================
       RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (in thousands)           $93,578              $2,502
       ------------------------------------------------------------------------------
       Average net assets (in thousands)                  $41,617              $1,799
       ------------------------------------------------------------------------------
       Ratios to average net assets:
       Net investment income                                 5.11%               5.63%(5)
       Expenses(6)                                           0.98%               1.05%(5)
       Expenses (excluding interest)(6)(7)                   0.97%               1.01%(5)
       ------------------------------------------------------------------------------
       Portfolio turnover rate(8)                           52.67%              57.51%


       1. Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. (the former manager) which amounted to $.01 per share. Without reimbursement, the ratios would have been 6.50%, 2.06% and 2.04%, respectively.

       2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.

       3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.

       4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the investment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

       5. Annualized.


18     Oppenheimer Bond Fund for Growth


CLASS B                           CLASS C             CLASS M
--------------------------        -----------         --------------------------------------------------
                                  YEAR
                                  ENDED
YEAR ENDED DECEMBER 31,           DEC. 31,            YEAR ENDED DECEMBER 31,
1996             1995(3)          1996(2)             1996        1995        1994      1993      1992(1)
=========================================================================================================

  $13.98            $13.11         $14.03             $13.96      $12.20      $13.16    $11.43      $9.37
---------------------------------------------------------------------------------------------------------

     .62               .45            .50                .65         .70         .68       .59        .69
     .65              1.51            .59                .66        2.42        (.81)     1.79       2.15
  ------            ------         ------           --------    --------      ------    ------    -------
    1.27              1.96           1.09               1.31        3.12        (.13)     2.38       2.84

---------------------------------------------------------------------------------------------------------

    (.61)             (.60)          (.50)              (.65)       (.87)       (.69)     (.65)      (.78)
    (.35)             (.49)          (.35)              (.35)       (.49)       (.14)       --         --
  ------            ------         ------           --------    --------       -----      ----     ------
    (.96)            (1.09)          (.85)             (1.00)      (1.36)       (.83)     (.65)      (.78)

---------------------------------------------------------------------------------------------------------
  $14.29            $13.98         $14.27             $14.27      $13.96      $12.20    $13.16     $11.43
  ======            ======         ======           ========    ========     =======    ======     ======

=========================================================================================================
    9.28%            15.09%          7.74%              9.58%      26.00%      (1.12)%   21.23%     31.19%

=========================================================================================================

$211,176           $34,465        $38,312           $274,043    $239,341    $126,691   $69,375    $10,241
---------------------------------------------------------------------------------------------------------
$113,784           $15,184        $18,550           $264,936    $181,719    $106,829   $36,923    $ 7,369
---------------------------------------------------------------------------------------------------------

    4.31%             4.82%(5)       4.32%(5)           4.59%       5.12%       5.24%     4.70%      6.62%
    1.75%             1.69%(5)       1.68%(5)           1.58%       1.58%       1.66%     1.78%      1.93%
    1.73%             1.64%(5)       1.67%(5)           1.55%       1.56%       1.65%     1.75%      1.91%
---------------------------------------------------------------------------------------------------------
   52.67%            57.51%         52.67%             52.67%      57.51%      52.82%    88.66%     80.09%


6. Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $501,201,833 and $222,718,231, respectively.

Per share information has been determined based on average shares outstanding for the period.

Investment Objective and Policies

Objective. The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation.

Investment Policies and Strategies. The Fund invests primarily in a portfolio that consists of a variety of convertible fixed income securities which, in the opinion of the Manager, will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock and other securities which provide an opportunity for equity participation such as options and warrants.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in convertible bonds. Many convertible bonds are lower rated, speculative securities commonly referred to
as  junk bonds.   See  Investment Risks.   The balance of up to 35%
of the total assets comprising the Fund s portfolio may be invested in other types of convertible securities as well as common stocks, non-convertible fixed income securities, cash and money market securities, including repurchase agreements. No more than 15% of the total assets of the Fund, however, may be invested in non-dividend paying common stocks. If, at any time, the market value of the Fund s investments in cash, common stocks and non-convertible securities exceeds 35% of the market value of its total assets as a result of market conditions or a call by an issuer of its convertible securities, the Fund will (except when a temporary defensive position is deemed advisable) thereafter invest only in convertible bonds until the 65% standard is met. The Fund will not be required to sell any of its securities to comply with the 65% standard.

        Can the Fund s Investment Objective and Policies Change? The investment objective of the Fund is not a fundamental policy and, as such, may be changed without shareholder approval. As a matter of policy, however, the Fund will not change its objective without the approval of the majority of the Board of Trustees. Although the Fund will seek to make investments in accordance with its investment objective, there is no assurance that the Fund will achieve its objective and there can be no guarantee that the value of an investment in Fund shares might not decline.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Trustees of the Fund may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments or supplements to this Prospectus.


        Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage frequently in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover may be higher than other mutual funds. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading. Additionally, high portfolio turnover may affect the ability of the Fund to qualify for tax deductions for payments made to shareholders as a "regulated investment company" under the Internal Revenue Code. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

Investment Risks.

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

 Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

              Credit Quality Considerations. The risks inherent in the Fund depend to a larger degree upon the maturity and/or quality of securities in the Fund s portfolio, as well as on market and general economic conditions. The Fund is designed for investors who seek a higher total return than that offered by other fixed income securities and who can accept greater levels of credit and other risks associated with lower quality securities. The Fund may invest, without limit, in convertible bonds which are in the lower rating categories of an NRSRO (such as those rated BB and below by Standard & Poors or those rated Ba and below by Moody s Investor Services, Inc.), often referred to as junk bonds, or in convertible bonds which are unrated.

     Certain risks are associated with applying credit ratings as a method for evaluating high yield securities. Credit ratings evaluate the safety of scheduled payments, not market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Manager seeks to monitor the issuers of high yield securities in its portfolio to seek to determine if the issuers will have sufficient cash flow and profits to meet required payments, and to attempt to assure the liquidity of the securities so the Fund can meet redemption requests. If, after purchase by the Fund, the rating of a portfolio security is lost or reduced, the Fund would not be required to sell the security, but the Manager would consider such a change in deciding whether the Fund should retain the security in its portfolio. There is no guarantee that the Fund will achieve its objective, nor can the Fund guarantee that payments of interest and principal on portfolio securities will be timely made (or made at all).

       Special Risks of Lower Grade Securities. The Fund s investments in high yield, lower rated securities and unrated securities involve certain special risk factors. Medium to lower rated and comparable unrated securities may offer yields which are higher than higher rated securities with comparable maturities because the historical and/or expected future financial condition of the issuers of such securities may not be as strong as that of other issuers. Since medium to lower rated and comparable unrated securities generally involve greater risk of loss of income and principal than that of higher rated securities, investors should carefully consider the relative risks associated with investments in securities which carry medium to lower ratings and in comparable unrated securities.

     The high yield fixed income securities markets are relatively new, and their growth during the 1980s paralleled a long economic expansion. The lower ratings of high yield securities reflect the greater possibility that adverse changes in the economic environment, the financial condition of their issuers or both could impair the ability of their issuers to service payment obligations, to meet projected business goals and/or to obtain additional financing. Under such circumstances, the value of high yield securities may be more volatile and the markets for such securities may be less liquid than those for higher-rated securities. A real or anticipated economic downturn is, therefore, likely to have a negative effect on the high yield securities markets and on the value of the high yield securities in the Fund s portfolio. If the issuer of a fixed income security owned by the Fund defaults (or threatens to default), the Fund may incur additional expenses seeking recovery and protecting the interests of its shareholders.

     Based upon the weighted average ratings of total Fund assets during the twelve months ending December 31, 1996, the Fund s portfolio included corporate bonds in the following S&P rating categories or if unrated, determined by the Manager to be of comparable quality to the category indicated. AAA 0.65%,AA 3.78%, A 13.74%, BBB 10.21%, BB 9.92%, B 21.59%, CCC 1.60%, CC 0.02%, C
0.08% and D 0.02% for the Fund, and (2) all unrated bonds as a group comprised 16.11% of the Fund s assets.

        Marketability Considerations. Some issuers of convertible fixed income securities do not seek ratings for their securities. Such unrated securities may be considered for investment by the Fund when, in the opinion of the Manager, the financial condition of the issuer of such securities and/or the protection afforded by the terms of the securities themselves seem to limit the risk to the Fund to a comparable degree to that of rated securities which are consistent with the Fund s objective and policies. The market for these unrated securities is usually less broad than the market for rated securities.

     Some of the high yield securities owned by the Fund may be held by relatively few institutional investors and may be thinly traded. This may have a negative impact on the Fund s ability to accurately value such securities and the Fund s assets, as well as on the Fund s ability to dispose of the securities. Adverse publicity and investor perceptions of the high yield securities market or of specific issuers, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

        Capitalization of Issuers. The Fund may invest in convertible securities issued by companies which are in the small, medium and large size categories. The Manager believes that investments in small capitalization companies may, in many cases, offer greater opportunities for high total return than investments in larger, more established companies, although investments may also be made in convertible fixed income securities of larger companies which, in the opinion of the Manager, appear to have high long-term total return potential. Investing in smaller, newer issuers generally involves greater risks than investing in larger, more established issuers. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities issued by such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market in general. Investors should consult with their financial consultants as to what, if any, portion of their assets might be appropriate for an investment in the Fund.

        Interest Rate Risk. Like all fixed income securities, the price of a convertible security will be affected by interest rate fluctuations. A decline in prevailing levels of interest rates generally increases the value of fixed income securities in the Fund s portfolio, while an increase in interest rates usually reduces the value of those securities. As a result, interest rate fluctuations can be expected to affect the Fund s net asset value, but not the actual income received by the Fund from its existing portfolio securities. Because yields on convertible fixed income securities available for purchase by the Fund vary over time, however, no specific yield on shares of the Fund can be assured.

        Non-Diversification. The Fund expects that it normally will invest in a substantial number of issuers; however, as a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. The Fund s ability to invest a greater proportion of its assets in the securities of a smaller number of issuers may enhance the Fund s ability to achieve capital appreciation, but may also make the Fund more susceptible to any single economic, political or regulatory occurrence. However, as of the last day of each fiscal quarter, the Fund generally will be required to meet certain tax-related diversification requirements, which would restrict, to some degree, the amount of the securities of any one issuer that the Fund could hold.

        Foreign Securities. The Fund may invest up to 15% of its net assets in securities of foreign issuers. There are special risks in investing in foreign securities. Because the Fund may purchase securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally-accepted accounting principals that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

     In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund were to sue a foreign issuer or broker. Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

Investment Policies and Strategies

The Fund may use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

        Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the Statement of Additional Information for a further discussion of convertible securities.

     The Fund may invest in various types of recently developed derivative convertible securities, such as mandatory conversion securities, equity-linked debt securities and convertible preferred stock. Mandatory conversion securities, which provide a relatively high level of current income, may be purchased as possible alternatives to direct investments in either the related common stocks or fixed income securities in order to seek the higher returns which are consistent with the Fund s investment objective. Such securities may combine some of the features of debt securities and equity securities, including both common stock and preferred stock. Unlike the more traditional convertible securities, these securities are characterized by a mandatory conversion feature and an adjustable conversion ratio. One type of mandatory conversion security which may be purchased by the Fund is the equity-linked debt security, a debt security whose principal amount at maturity is dependent upon the performance of a specified equity security. The performance of these securities is dependent upon the performance of the linked equity security and may be influenced by interest rate changes. Such securities also are subject to credit risk with respect to the issuer of the debt security. Certain of these convertible securities offer limited potential for capital appreciation and, in some instances, may involve losses equal to the value of the security. The Fund also may be exposed to counterparty risk if the issuing firm of such a security experiences financial or other difficulties that render it unable to perform according to the terms of the security. The market for such securities is relatively new and, therefore, it is not possible to predict how they might trade in the secondary markets or whether such markets will be liquid or illiquid. For a further description of these securities and other risks associated with them, see the Statement of Additional Information.

     The Manager seeks to maximize total return by investing in convertibles of companies of all market capitalizations. At one time or another, the Fund may have a bias towards either small, medium or large capitalization companies based on the Manager s perception of where the best returns will come from. The potential for higher returns sought by the Fund are, in the opinion of the Manager, generally obtainable from investments in bonds which are rated in the lower rating categories of nationally recognized statistical rating organizations ( NRSROs ), including but not limited to Standard & Poor s Ratings Group ( S&P or Standard & Poor s ) Moody s Investors Service, Inc. ( Moody s ), Fitch Investors Services, Inc. ( Fitch ) or Duff & Phelps, Inc. ( Duff & Phelps ), or another NRSRO or in bonds which are unrated. Bonds which are rated Ba and lower by Moody s, or rated BB and lower by S&P, Fitch or Duff & Phelps are commonly referred to as junk bonds . The Fund will not, however, invest in convertible fixed income securities having a rating by an NRSRO of less than C or in convertible securities which are in default at the time of purchase. Convertible securities rated C by S&P are described as having the highest degree of speculation with respect to the capacity to pay interest and principal in accordance with the terms of the obligation. Because investment in lower rated and unrated fixed income securities involves greater investment risk, achievement of the Fund s investment objective will be more dependent on the Manager s credit analysis than would be the case if the Fund were investing in higher quality debt securities.
Since the ratings of rating agencies are used only as preliminary indicators of investment quality, the Manager employs its own credit research and analyses from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration, among other things, the issuer s financial soundness, its anticipated cash flow, interest or dividend coverage, asset coverage, sinking fund provisions, responsiveness to changes in interest rates and business conditions and liquidation value relative to the market price of the security. Descriptions of the S&P, Moody s, Fitch and Duff & Phelps rating categories are set forth in Appendix A to this Prospectus.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

        Loans of Portfolio Securities. As a fundamental policy, the Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions as a means of earning additional income on its portfolio assets. Any such loans will be continuously secured by collateral consisting of cash, securities of the U.S. Government and its agencies and instrumentalities or approved bank letters of credit, or any combination thereof, which will be equal to at least 102% of the market value of the securities loaned at the time the loan is made and which will at all times thereafter equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result thereof, the aggregate amount of all outstanding loans of the Fund s portfolio securities would exceed the maximum percentage of its assets permitted by law or applicable guidelines of the Securities and Exchange Commission ( SEC ) or such lower amount as may be established by the Board of Trustees from time to time (currently 10% of the Fund s net assets on the date prior to any loan transaction). The Fund will receive interest on the securities loaned and simultaneously earn either interest on the investment of the cash collateral or fee income if the collateral for the loan does not consist of cash. However, the Fund will normally pay lending fees and related expenses from the interest earned on invested collateral. If the borrower of the securities fails financially, there could be a risk of delay in recovery of the securities or loss of rights in the collateral. The Fund will attempt to minimize such risks, however, by making loans to only such borrowers which are believed by the Fund s Manager to be of good financial standing.

        Repurchase Agreements. Under a repurchase agreement, the Fund may purchase U.S. Government securities and concurrently enter into an agreement with the seller which agrees to repurchase such securities at the Fund s cost plus an agreed rate of interest within a specified time (normally seven days or less). Repurchase agreements will be collateralized by the U.S. Government securities, and the value of such collateral will be at least equal to the repurchase price, including any such accrued interest. The Fund will only enter into repurchase agreements where the custodian of the Fund has acquired actual or constructive possession of the collateral, including transfer of U.S. Government securities by book-entry in the Federal Reserve book-entry system. In the event of a default or bankruptcy by a seller, the Fund may incur a loss, may have difficulty in perfecting ownership of the collateral, and may incur expenses in selling the collateral.

        Temporary Investments. Temporary investments may be made without limitation in periods of unusual market conditions or when the Manager determines that convertible securities may not best achieve the Fund s investment objective and a temporary defensive position may be warranted. Such investments may be made in money market instruments consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities, certificates of deposit, bankers acceptances and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U.S. Government, its agencies or instrumentalities, commercial paper rated in the highest category by an NRSRO and repurchase agreements with banks or broker-dealers in securities.

        Illiquid and Restricted Securities. The Fund may invest up to an aggregate of 15% of its net assets in illiquid securities which may include, but are not limited to, securities which have not been registered under the Securities Act of 1933, as amended (the 1933 Act ), repurchase agreements with remaining maturities of more than seven days, and securities for which market quotations are not readily available. Securities which have not been registered under the 1933 Act are deemed to be restricted securities because they cannot be resold except in reliance upon an available exemption from the registration requirements. Rule 144A under the 1933 Act permits certain resales of restricted securities provided that such securities have been determined to be eligible for resale under the provisions of Rule 144A ( Rule 144A Securities ). Rule 144A Securities which are deemed to be liquid by the Fund s Manager pursuant to certain guidelines and procedures as discussed in the Statement of Additional Information are excluded from the Fund s 15% limitation on investments in illiquid securities. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity. See the Statement of Additional Information for further information. The Fund s policy with respect to illiquid securities is non-fundamental and, as such, may be changed without shareholder approval.

     Eurodollar convertible securities are generally traded on the European exchanges, are not registered under the 1933 Act and may not be sold to U.S. investors except in reliance upon an available exemption from the 1933 Act. However, there exists a liquid institutional market for many of these Eurodollar convertible securities which are convertible into securities which trade on a U.S. exchange, and one or more U.S. broker-dealers may make a market in the security. Eurodollar securities trade without limitation and are not considered illiquid securities for purposes of the Fund s non-fundamental policy of investing no more than an aggregate of 15% of its net assets in such securities.

Foreign Securities. The Fund may invest up to 15% of its net assets in securities of foreign issuers which are generally denominated in foreign currencies. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in the securities of domestic issuers. Please refer to "Investment Risks" for a more detailed discussion of these risks.

     The Fund may purchase sponsored American Depository Receipts ( ADRs ) or U.S. dollar denominated securities of foreign issuers, which are not subject to the 15% limitation on investments in securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs, such as confiscatory taxation or nationalization, and less comprehensive disclosure requirements for the underlying securities.

        Borrowing for Leverage. As a fundamental policy, the Fund may borrow money, but only from banks, in amounts up to 5% of its total assets for temporary or emergency purposes, or to purchase additional portfolio securities. Leveraging, or the purchase of securities with borrowed funds, will exaggerate any increase or decrease in the market value of the Fund s portfolio. The Investment Company Act of 1940 (the Act ) requires the Fund to maintain asset coverage of at least 300% for all such borrowings and, should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the Act. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce its borrowings. See
 Other Investment Restrictions  in the Statement of Additional
Information.

        Warrants, Options and Short Sales. The Fund may invest up to 5% of the value of its net assets at the time of purchase in warrants. It also may utilize listed options trading and has limited such trading to (1) writing (i.e., selling) covered call options on stocks it owns and the underlying stock of its existing convertible positions; (2) purchasing put options on stocks it owns and underlying stock of existing convertible positions; and (3) entering into closing purchase transactions with respect to certain of such options, provided that all options written or purchased by the Fund are listed on a national securities exchange. The Fund also has the ability to purchase put options in an attempt to hedge its portfolio to reduce investment risks. The Fund s covered call writing is generally intended to provide income to the Fund beyond the level of income available from convertible securities alone.
The Fund may also make short sales  against the box.   See the
Statement of Additional Information for a further discussion of these investment strategies.

Other Investment Restrictions. Information about other investment restrictions on the Fund s investment activities is set forth in the Statement of Additional Information. Unless the Prospectus states that a percentage restriction applies continuously, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


How the Fund is Managed

Organization and History. Bond Fund Series (the Trust ) was organized in 1986 as a Massachusetts business trust consisting of one portfolio, the Fund. The Trust is an open-end, non-diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

     The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund s activities, review its performance, and
review the actions of the Manager.   Trustees and Officers of the
Fund in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund s Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class M. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to How the Fund is Managed in the Statement of Additional Information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund s investments and handling its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager s responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $_______ billion as of March 31, 1997, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

        Portfolio Manager. The Portfolio Manager of the Fund is Michael S. Rosen. He has been the person primarily responsible for the day-to-day management of the Fund s portfolio since the Fund s inception in 1986. Mr. Rosen is Vice President of the Fund, and has also served as an officer and director of the Fund s previous investment adviser.

        Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.625% of the first $50 million of net assets, 0.500% of the next $250 million of net assets and 0.4375% of net assets in excess of $300 million. The Fund s management fee for its last fiscal year was 0.49% of average annual net assets.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund s assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional
Information.

     There is also information about the Fund s brokerage policies and practices in Brokerage Policies of the Fund in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund s portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

        The Distributor. The Fund s shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.


        The Transfer Agent. The Fund s transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an at-cost basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology.  The Fund uses the terms
 total return,   average annual total return  and  yield  to
illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends and distributions are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices, as we have done below.

     It is important to understand that the Fund s total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund s performance. The Fund s investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

        Total Returns. There are different types of total returns used to measure the Fund s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund s actual year-by-year performance.

     When total returns are quoted for Class A shares and Class M shares, normally the current maximum initial sales charge has been deducted. Total returns may also be quoted at net asset value, without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B shares or Class C shares, the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. They may also be shown based on the change in net asset value, without including the effect of the contingent deferred sales charge, and those returns would be reduced if sales charges were deducted.

        Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares and Class M shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund s net asset value per share, and those returns would be reduced if sales charges were deducted. Yields for Class B, and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended
December 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.


       Management's Discussion of Performance. The Fund s investments in convertible securities were positively affected by the strong performance stock market during the past fiscal year, although the weaker performance of the bond market dampened the overall positive total return. Investments in securities in the financial services sector, particularly banks, performed well. During the last year, the Fund reduced its holdings in the retail sector; that sector negatively affected the Fund s performance. Additionally, the Funds s performance was negatively affected by its holdings in telecommunications securities. That sector underperformed because deregulation increased the number of new telecommunications businesses and increased competition within the sector, reducing profits. The Fund s portfolio holdings, allocations and strategies are subject to change.

       Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class M shares of the Fund held until December 31, 1996; in the case of Class A and B shares, from the inception of the classes on May 1, 1995, in the case of Class C shares, from the inception of the class on March 11, 1996 and in the case of Class M shares, from December 31, 1986 through December 31, 1996.

     The performance of each class of the Fund's shares is compared to the performance of the Goldman Sachs Convertible Bond 100 Index, an unmanaged index of convertible securities. The performance of each class of the Fund s shares is also compared to the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market, and the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged index of publicly-issued nonconvertible investment grade debt of U.S. issuers, widely recognized as a
measure of the U.S. fixed-rate bond market.   Index performance
reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of the Fund s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in: Oppenheimer Bond Fund for Growth (Class A) and Goldman Sachs
Convertible Bond 100 Index, S&P 500 Index and the Lehman Brothers
Aggregate Bond Index

[graph]

Average Annual Total Return of Class A shares of the Fund at
12/31/961
1 Year     Life
------------------------------------------------------------------
3.79%      11.52%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in: Oppenheimer Bond Fund for Growth (Class B) and Goldman Sachs
Convertible Bond 100 Index, S&P 500 Index and the Lehman Brothers
Aggregate Bond Index

[graph]

Average Annual Total Return of Class B shares of the Fund at
12/31/962
1 Year     Life
------------------------------------------------------------------
4.82%      12.55%

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in: Oppenheimer Bond Fund for Growth (Class C) and Goldman Sachs
Convertible Bond 100 Index, S&P 500 Index and the Lehman Brothers
Aggregate Bond Index

[graph]

Cumulative Total Return of Class C shares of the Fund at 12/31/963
Life
------------------------------------------------------------------
6.74%

Class M Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in: Oppenheimer Bond Fund for Growth (Class C) and Goldman Sachs
Convertible Bond 100 Index, S&P 500 Index and the Lehman Brothers
Aggregate Bond Index

[graph]

Average Annual Total Return of Class M shares of the Fund at
12/31/964
1 Year     5 Years        10 Years
------------------------------------------------------------------
6.02%      16.01%         10.58%


_______________________
Total returns and the ending account values in the graphs reflect change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Indices begins on January 1, 1987.
(1) The inception date of the Class A shares was 5/1/95. Class A returns and the ending account value in the graph are shown net of the applicable 5.75% maximum initial sales charge.
(2) Class B shares of the Fund were first publicly offered on 5/1/95. Returns are shown net of the applicable 5% and 4% contingent deferred sales charge, respectively, for the one-year period and for the life-of-class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.
(3) Class C shares of the Fund were first publicly offered on 3/11/96. The cumulative total return for the Class C shares is shown net of the applicable 1% contingent deferred sales charge.
(4) Class M shares of the Fund were first publicly offered on 6/3/86. Class M share returns and the ending account value in the graph are shown net of the applicable 3.25% maximum initial sales charge.
Past performance is not predicative of future performance.
Graphs are not drawn to same scale.

A B O U T   Y O U R   A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

        Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by Retirement Plans, as defined in Class A Contingent Deferred Sales Charge ). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in Buying Class A Shares below.

        Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares, as described in Buying Class B Shares below.

        Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in Buying Class C
Shares  below.


        Class M Shares. If you buy Class M shares, you pay an initial sales charge on investments up to $1 million. Purchase orders for $1 million or more will be declined. Sales charge rates are described in Buying Class M Shares below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund s operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class and considered the effect of the annual asset-based sales charge on Class B, Class C and Class M expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund s actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor s financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

        How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A or Class M shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.


        Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for less than six years), you should probably consider purchasing Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.


     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches three years or more. Investors who are considering whether to purchase Class A shares or Class M shares may want to consider the effect of the initial sales charge applicable to the amount invested and the effect of the asset-based sales charge applicable to Class M shares over the anticipated length of the investment.


     For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C or Class M shares from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

       Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund s Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumptions stated above and therefore you should analyze your options carefully.

        Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class
B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable because of the effect of the contingent deferred sales charge for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. For example, the exchange privileges available to Class M
Shareholders are limited.  See  How to Exchange Shares.    Share
certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Additionally, the dividends payable to Class B, Class C and Class M shareholders will be reduced by certain expenses borne by those classes that are not borne by Class A, such as the Class B, Class C and Class M asset-based sales charges described below and in the Statement of Additional Information.

        How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and the purpose of asset-based sales charges which are applicable to Class B, Class C and Class M shares are the same as the purpose of the front-end sales charge on sales of Class A shares and Class M shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? Subject to certain exceptions, you can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

        With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

        Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

        There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional
Information, or you can ask your dealer or call the Transfer
Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

        How Are Shares Purchased?  You can buy shares several ways
- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor s agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B, Class C or Class M shares. If you do not choose, your investment will be made in Class A shares.

        Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

        Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check
payable to  OppenheimerFunds Distributor, Inc.   Mail it to P.O.
Box 5270, Denver, Colorado 80217. If you don t list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

       Buying Shares Through Federal Funds Wire: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor s Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and receive further instructions.

        Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

     Shares are purchased for your account through AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to AccountLink below for more details.

        Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

        At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day s offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P. M., New York time, but may be earlier on some days (all references to time in this Prospectus mean New York time ). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a regular business day ).

     If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor s close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund s shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix C to this Prospectus sets forth conditions for waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. Special minimum investment requirements may apply. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                           Front-End      Front-End
                           Sales Charge   Sales Charge   Commission
                           as Percentage  as Percentage  as Percentage
                           of Offering    of Amount      of Offering
Amount of Purchase         Price          Invested       Price
---------------------------------------------------------------------------
Less than $25,000          5.75%          6.10%          4.75%
----------------------------------------------------------------------------
$25,000 or more but less
 than $50,000              5.50%          5.82%          4.75%
---------------------------------------------------------------------------
$50,000 or more but less
 than $100,000             4.75%          4.99%          4.00%
----------------------------------------------------------------------------
$100,000 or more but less
 than $250,000             3.75%          3.90%          3.00%
--------------------------------------------------------------------------
$250,000 or more but less
 than $500,000             2.50%          2.56%          2.00%
----------------------------------------------------------------------------
$500,000 or more but less
 than $1 million           2.00%          2.04%          1.60%

     The Distributor reserves the right to reallow the entire sales charge to dealers. If that occurs, the dealer may be considered an underwriter  under Federal securities laws.


        Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

        Purchases aggregating $1 million or more;

        Purchases by a retirement plan qualified under section
401(a) if the retirement plan has total plan assets of $500,000 or more;

        Purchases by a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more; or

        Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

     The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

        Special Arrangements With Dealers. The Distributor may advance up to 13 months commissions to dealers that have established special arrangements with the Distributor for Asset
Builder Plans for their clients.

Reduced Sales Charges For Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

        Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares or Class M shares, you and your spouse can add together Class A and Class B and Class M shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B and Class M shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A or Class M shares. You can also include Class A, Class B and Class M shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A or Class M shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares you previously purchased will be their current value (at offering price). The Oppenheimer funds are listed in Reduced Sales Charges in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

        Letter of Intent. Under a Letter of Intent, if you purchase Class A shares Class B and/or Class M shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A or Class M shares. The total amount of your intended purchases of Class A, Class B and Class M shares will determine the reduced sales charge rate for the Class A or Class M shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in Reduced Sales Charges in the Statement of Additional Information.

        Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in Reduced Sales Charges in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for
Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

        the Manager or its affiliates;

        present or former officers, directors, trustees and employees (and their immediate families as defined in Reduced
Sales Charges in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

        registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

        dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;


        employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser s own account (or for the benefit of such employee s spouse or minor children);

       dealers, brokers or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares);

        (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal
Revenue Code), and rabbi trusts that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner of the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

        directors, trustees, officers or full-time employees of OpCap Advisors or its Affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

        accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

        any unit investment trust that has entered into an appropriate agreement with the Distributor;


        a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or

        qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in
Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

       shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

       shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

       shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

       shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or


        shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:


        to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

        involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see Shareholder Account Rules and Policies, below);

        if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer s portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

        for distributions from TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program; or

        for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant s account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact;(4) hardship withdrawals, as defined in the plan;(5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code: (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish substantially equal periodic payments as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of mutual fund (other than a fund managed by the Manger or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or in-service distributions , if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;
       for all distributions from Retirement Plans with 500 or more eligible participants, except distributions due to termination of the Fund as an investment option for the Plan; or
       for all distributions from certain 401(k) plan programs sponsored by broker-dealers that have entered into a special agreement with the Distributor.


        Service Plan and Agreement for Class A Shares. The Fund has adopted a Service Plan and Agreement for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund s Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund s investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to
 Distribution and Service Plans  in the Statement of Additional
Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sales of Class B shares.


     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described below in "Waivers of Class B and Class C Sales Charges."

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                   Contingent Deferred Sales Charge
Years Since Beginning of Month     on Redemptions in that Year
In Which Purchase Order Was        (As % of Amount Subject to
Accepted                           Charge)
-----------------------------------------------------------------
0 - 1                              5.0%
----------------------------------------------------------------
1 - 2                              4.0%
----------------------------------------------------------------
2 - 3                              3.0%
----------------------------------------------------------------
3 - 4                              3.0%
-----------------------------------------------------------------
4 - 5                              2.0%
----------------------------------------------------------------
5 - 6                              1.0%
------------------------------------------------------------------
6 and following                    None

In the table, a year is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

     For redemptions of Class B shares purchased on or before March 31, 1996 in accounts established on or before March 8, 1996, the following contingent deferred sales charges (as a percentage of the amount subject to the charge) will apply with respect to the number of years which have elapsed since the beginning of the month in which the purchase order was accepted: 0-1 years, 3.5%; 1-2 years, 3.0%, 2-3 years, 2.5%; 3-4 years, 2.0%; 4-5 years, 1.5%; 5-6 years,
1.0%, 6 years and thereafter, 0%. Upon an exchange of such shares, the contingent deferred sales charge schedule of the class of shares of the Fund into which the exchange was made will be applicable.

        Automatic Conversion of Class B Shares. Seventy-two months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in Alternative Sales Arrangements - Class A, Class B, Class C and Class M Shares in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of the redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Distribution And Service Plans and Agreements for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans and Agreements for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or Class
C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of average net assets per year of the respective class.


     The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

     The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup the sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

     The Distributor s actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. At December 31, 1996, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with the sale of Class B shares of $6,713,841(equal to 3.2% of the Fund s net assets represented by Class B shares on that date). At December 31, 1996, the end of the Class C Plan Year, the Distributor had incurred unreimbursed expenses in connection with the sale of Class C shares of $494,297 (equal to 1.3% of the Fund s net assets represented by Class C shares on that date). If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

        Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are described in Reduced Sales Charges in the Statement of Additional Information.

     Waivers for Redemptions in Certain Cases.  The Class B and
Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases if the Transfer Agent is notified that these conditions apply to the redemption:

        distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

        redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

        returns of excess contributions to Retirement Plans;

        distributions from Retirement Plans to make substantially equal periodic payments as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request); or

       distributions from OppenheimerFunds prototype 401(k) plans
(1) for loans to participants or beneficiaries; (2) for hardship withdrawals; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet minimum distribution requirements as defined in the internal Revenue Code;
(5) to make  substantially equal periodic payments  as described in
Section 72(t) of the Internal Revenue Code; or (5) for separation from service; or
       distributions from certain 401(k) plan programs sponsored by broker-dealers that have entered into a special agreement with the Distributor.

     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares in the following cases:

        shares sold to the Manager or its affiliates;

        shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

        shares issued in plans of reorganization to which the Fund is a party; and

        shares redeemed in involuntary redemptions as described below.

Buying Class M Shares. Class M shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, with respect to certain accounts established prior to March 11, 1996, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. See Appendix B. Special minimum investment requirements may apply. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                         Front-End        Front-End
                         Sales Charge as  Sales Charge as   Commission as a
                         a Percentage of  a Percentage of   Percentage of
Amount of Purchase       Offering Price   Amount Invested   Offering Price
----------------------------------------------------------------------------
Less than $250,000       3.25%            3.36%             3.00%
----------------------------------------------------------------------------
$250,000 or more but
 less than $500,000      2.25%            2.30%             2.00%
----------------------------------------------------------------------------
$500,000 or more but
  less than $1,000,000   1.25%            1.27%             1.00%

     Purchases of $1,000,000 or more will generally not be accepted. Investors considering an investment of $1,000,000 or more may want to consider purchasing Class A shares of the Fund. The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an underwriter under Federal securities laws.


     The Fund offers several methods by which investors may aggregate purchases to reduce the applicable sales load on Class A or Class M shares. These methods, which include rights of accumulation and letters of intent, are explained above in the section entitled "How to Buy Shares - Buying Class A Shares."

        Distribution and Service Plan for Class M Shares. The Fund has adopted a Distribution and Service Plan for Class M shares to reimburse the Distributor for its expenses incurred in connection with the distribution of Class M shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of up to 0.50% per year on Class M shares that are outstanding. The Distributor also receives a service fee of up to 0.25% per year. Both fees are computed on the average annual net assets of Class M shares, determined as of the close of each regular business day. The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class M shares. The Distributor may pay a portion of the asset-based sales charge which it receives from the Fund to provide additional compensation to dealers who sell Class
M shares. The asset-based sales charge and service fee increase Class M expenses by 0.75% of average net assets per year.
Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

     AccountLink privileges should be requested on your dealer s settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

        Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

        PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

        Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

        Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special
PhoneLink number. Please refer to How to Exchange Shares, below, for details.

        Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to How to Sell Shares, below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:


        Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

        Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.


Reinvestment Privilege. If you redeem some or all of your Class A, Class B or Class M shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to redemptions of Class A or Class M shares purchased subject to an initial sales charge or to Class
A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

        Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

        403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

        SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

        Pension and Profit-Sharing Plans for self-employed persons and small business owners

        401(k) prototype retirement plans for businesses

     Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

        Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

        Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

        You wish to redeem more than $50,000 worth of shares and receive a check

        The redemption check is not payable to all shareholders listed on the account statement

        The redemption check is not sent to the address of record on your account statement

        Shares are being transferred to a Fund account with a different owner or name

        Shares are redeemed by someone other than the owners (such as an Executor)

        Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares By Mail. Write a letter of instructions that includes:

        Your name
        The Fund s name
        Your Fund account number (from your account statement)
        The dollar amount or number of shares to be redeemed
        Any special payment instructions
        Any share certificates for the shares you are selling
        The signatures of all registered owners exactly as the account is registered, and
        Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

     Use the following address  Send courier or Express Mail
     for requests by mail:      requests to:
     OppenheimerFunds Services  OppenheimerFunds Services
     P.O. Box 5270              10200 E. Girard Avenue,
     Denver, Colorado 80217     Building D
                                Denver, Colorado 80231

Selling Shares By Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of the New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

        To redeem shares through a service representative, call
1-800-852-8457

        To redeem shares automatically on PhoneLink, call
1-800-533-3310

     Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

        Telephone Redemptions Paid By Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

        Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for additional information. Please refer to Special Arrangements for Repurchase of Shares from Dealers and Brokers in the Statement of Additional Information for more details.

How To Exchange Shares

Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.

        Shares of the fund selected for exchange must be available for sale in your state of residence

        The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege

        You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day

        You must meet the minimum purchase requirements for the fund you purchase by exchange

        Before exchanging into a fund, you should obtain and read its prospectus

     Except with respect to exchanges of Class M shares, which may be exchanged only for Class A shares as described in the following paragraph, shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered Class A Shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Please refer to How to Exchange Shares in the Statement of Additional Information for more details.


     The Fund is currently the only Oppenheimer fund which offers Class M shares. Except as described herein there may be no exchanges of any class of shares of any Oppenheimer fund into Class M shares of the Fund. Class M shares may be exchanged for Class A shares of Oppenheimer funds. Except for Class A shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves which were acquired upon the exchange of Class M shares of the Fund, no exchanges of any class of shares of any Oppenheimer fund into Class M shares are permitted. Please refer to How to Exchange Shares in the Statement of Additional Information for more details.

     Exchanges may be requested in writing or by telephone:

        Written Exchange Requests.  Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in How to Sell
Shares.

        Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

     There are certain exchange policies you should be aware of:

        Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a market-timing strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

        Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

        The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.


       For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

        If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules And Policies


        Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund s net assets attributable to a class by the number of shares of that class that are outstanding. The Fund s Board of Trustees has established procedures to value the Fund s securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

        The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund s best interest to do so.

        Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

        The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

        Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

        Dealers that can perform account transactions for their clients by participating in NETWORKING through the National
Securities Clearing Corporation are responsible for obtaining their clients permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

        The redemption price for shares will vary from day to day because the value of the securities in the Fund s portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class M shares. Therefore, the redemption value of your shares may be more or less than their original cost.

        Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

        Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         Backup Withholding of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue
Service regulations on tax reporting of income.

        The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in
 How To Buy Shares, you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

        To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund s records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Income Dividends. The Fund receives income in the form of interest and dividends paid by its investments. This income, less the expenses incurred in the Fund s operations, is referred to as net investment income. Income dividends are declared and recorded each day based on estimated net investment income. Such dividends are paid quarterly. Investors earn such dividends beginning on the day payment for shares is received to the day prior to the settlement date of redemption. For federal income tax purposes, all distributions declared in the fourth quarter of any calendar year are deemed paid in that calendar year even if they are distributed in January of the following year. Any net gain the Fund may realize from transactions in securities held less than the period required for long term capital gain recognition (taking into account any carryover of capital losses from previous years), while technically a distribution from capital gain, is taxed as an income dividend under the Internal Revenue Code of 1986, as amended (the
 Code ).

Capital Gains. If, during any fiscal year, the Fund realizes a net gain on transactions in securities held for more than one year, it has a net long term capital gain. After deduction of the amount of any net short term loss, the balance may be used to offset any carryover of capital losses from previous years, or, if there is no loss carryover, will be paid out to shareholders as a capital gain distribution. Capital gain distributions, if any, will be paid to shareholders of record prior to the end of each calendar year.

     Because the value of Fund shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of Fund shares equal to the amount of the distribution.

     All dividends and capital gain distributions are paid in additional full and fractional shares at net asset value for each shareholder s account unless otherwise requested on the Account Application or by notifying the Fund in writing or by telephone. Notice will be effective for the current dividend or distribution only if it is received by the Fund at least five business days before the record date. Notice received thereafter will be effective commencing with the next dividend or distribution.
Income dividends and capital gain distributions will be credited to a shareholder s account in additional shares valued at the closing net asset value (without a sales load).

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

        Reinvest all Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

        Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

        Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

        Reinvest Your Distributions in Another Oppenheimer Fund
Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local income taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

         Buying a Dividend : When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

        Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

        Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

     This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.



APPENDIX TO PROSPECTUS OF
OPPENHEIMER BOND FUND FOR GROWTH


     Graphic material included in Prospectus of Oppenheimer Bond
Fund For Growth: "Comparison of Total Return of Oppenheimer Bond
Fund For Growth and The Goldman Sachs Convertible Bond Index -
Change in Value of a $10,000 Hypothetical Investment"

     Linear graphs will be included in the Prospectus of Oppenheimer Bond Fund For Growth (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 in the Fund in Class A, Class B, Class C and Class M shares of the Fund held until December 31, 1996; in the case of Class A and B shares, from the inception of the classes on May 1, 1995, in the case of Class C shares, from the inception of the class on March 11, 1996 and in the case of Class M shares, from December 31, 1986 through December 31, 1996. The graphs will compare such values with the same investments over the same time periods with The Goldman Sachs Convertible Bond Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of The Goldman Sachs Convertible Bond Index, is set forth in the Prospectus under "Performance of the Fund -- Comparing the Fund's Performance to the Market"


Fiscal Year      Oppenheimer Bond Fund   Goldman Sachs
(Period) Ended   for Growth Class A(1)   Convertible Bond Index

5/1/95           $ 9,425                 $10,000
12/31/95         $10,890                 $11,480
12/31/96         $11,993                 $13,058

Fiscal Year      Oppenheimer Bond Fund   Goldman Sachs
(Period) Ended   for Growth Class B(1)   Convertible Bond Index

5/1/95           $10,000                 $10,000
12/31/95         $11,509                 $11,480
12/31/96         $12,177                 $13,058


Fiscal Year      Oppenheimer Bond Fund   Goldman Sachs
(Period) Ended   for Growth Class C(2)   Convertible Bond Index

3/11/96          $10,000                 $10,000
12/31/96         $10,675                 $10,874

Fiscal Year      Oppenheimer Bond Fund   Goldman Sachs
(Period) Ended   for Growth Class M      Convertible Bond Index



12/31/86         $9,675                  $10,000
04/15/88         $8,772                  $9,948
12/31/88         $9,862                  $11,278
12/31/89         $10,665                 $12,116
12/31/90         $9,797                  $10,871
12/31/91         $12,589                 $13,882
12/31/92         $16,513                 $16,331
12/31/93         $20,021                 $19,128
12/31/94         $19,797                 $18,201
12/31/95         $24,944                 $23,206
12/31/96         $27,334                 $26,397


----------------------
(1) Class A & B shares of the Fund were first publicly offered on May 1, 1995.
(2)  Class C shares of the Fund were first publicly offered on July
11, 1995.

Appendix A

                        Description of Securitie        s Ratings


                           Moody s Investors Service, Inc. Bond Ratings

        Aaa: Bonds which are rated Aaa are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
        The investments in which the Fund will principally invest will be in the lower-rated categories described below.

        Baa: Bonds which are rated Baa are considered medium grade obligations, i. e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

        Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds which are rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds which are rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

        C: Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Standard & Poor s Bond Ratings

        AAA: AAA is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

        A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions. The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

        BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

        BB, B CCC, CC: Bonds rated  BB,   B,   CCC  and  CC  are regarded,
on balance, as predominantly speculative with respect to the issuer s capacity to pay interest and repay principal in accordance
with the terms of the obligation.   BB  indicates the lowest degree
of speculation and CC the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        C: Bonds on which no interest is being paid are rated  C .

        D: Bonds rated D are in payment default and payment of interest and/or repayment of principal is in arrears.


   Fitch Investors Service, Inc.

Investment Grade Bond Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond Ratings

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD," "DD," or "D" categories.


   Duff & Phelps' Ratings

Long-Term Debt and Preferred Stock




AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA & AA-  High credit quality protection factors are strong.
Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments.

DP  Preferred stock with dividend arrearages.

                               Appendix B

    Sales Charge Waivers on Purchases of Class M Shares for Accounts
                   Established Prior to March 11, 1996


        The Fund may sell Class M shares at net asset value to investors who satisfy the following criteria and who, prior to March 11, 1996, had established accounts, pursuant to which such investors were permitted to purchase the Fund s then outstanding Class A shares at net asset value: (a) the Manager or its affiliates, (b) present or former officers, directors, trustees and employees (and their immediate families as defined in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees, (c) registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose, (d) dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, (e) employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser s own account (or for the benefit of such employee s spouse or minor children), (f) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase of Fund shares), and (g) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

                               APPENDIX C

     Special Sales Charge Arrangements for Shareholders of the Fund
       Who Were Shareholders of the Former Quest for Value Funds


The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for



Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in
this Prospectus as the  Former Quest for Value Funds.   The waivers
of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

     Reduced Class A Initial Sales Charge Rates for Certain
Former Quest Shareholders

     Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a Qualified Retirement Plan through a single broker, dealer or financial institution, or by members of Associations formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a Qualified Retirement Plan includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                      Front-End      Front-End
                      Sales          Sales         Commission
                      Charge         Charge        as
                      as a           as a          Percentage
Number of             Percentage     Percentage    of
Eligible Employees    of Offering    of Amount     Offering
or Members            Price          Invested      Price
----------------------------------------------------------------
9 or fewer            2.50%          2.56%         2.00%
----------------------------------------------------------------
At least 10 but not
 more than 49         2.00%          2.04%         1.60%
----------------------------------------------------------------

 For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 33 to 34 of this Prospectus.

 Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund s Distributor.

    Special Class A Contingent Deferred Sales Charge Rates
Class A shares of the Fund issued in the reorganization on November 24, 1995 for shares of Quest For Value Investment Quality Income Fund that were subject to a contingent deferred sales charge, will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. This contingent deferred sales charge rate also applies to shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

    Waiver of Class A Sales Charges for Certain Shareholders
Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

    Shareholders of the Fund who were shareholders of the AMA
Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

    Shareholders of the Fund who acquired shares of any Former
Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

    Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

    Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

    Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special strategic alliance with the distributor of those funds. The Fund s Distributor will pay a commission to the dealer for purchases of Fund shares as described above in Class A Contingent Deferred Sales Charge.

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

    Waivers for Redemptions of Shares Purchased Prior to March
6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with
(i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

    Waivers for Redemptions of Shares Purchased on or After
March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24,



1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either
(a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder s account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements. Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

 Dealers who sold Class C shares of a Former Quest for Value
Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

Oppenheimer Bond Fund for Growth
350 Linden Oaks
Rochester, New York 14625-2807

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Price Waterhouse LLP
1100 Bausch & Lomb Place
Rochester, New York 14604-0075

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D.C. 20036-5891


No dealer, salesperson or another person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.



PR0345.001.0397

Bond Fund Series
Oppenheimer Bond Fund for Growth

350 Linden Oaks, Rochester, New York 14625
1-800-525-7048

Statement of Additional Information dated April 11, 1997

     This Statement of Additional Information of Bond Fund Series-Oppenheimer Bond Fund for Growth (the Fund ) is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 11, 1997 It should be read together with the Prospectus, which may be obtained by writing to OppenheimerFunds Services, the Fund's Transfer Agent, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

CONTENTS

                                                               Page
About the Fund
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . .2
     Investment Policies and Strategies. . . . . . . . . . . . . . . . . .2
     Other Investment Techniques and Strategies. . . . . . . . . . . . . .7
     Other Investment Restrictions . . . . . . . . . . . . . . . . . . . 12
How the Fund is Managed. . . . . . . . . . . . . . . . . . . . . . . . . 15
     Organization and History. . . . . . . . . . . . . . . . . . . . . . 15
     Trustees and Officers of the Fund . . . . . . . . . . . . . . . . . 17
     The Manager and Its Affiliates. . . . . . . . . . . . . . . . . . . 22
Brokerage Policies of the Fund . . . . . . . . . . . . . . . . . . . . . 25
Performance of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . 27
Distribution and Service Plans . . . . . . . . . . . . . . . . . . . . . 33

About Your Account
How To Buy Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
How To Sell Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
How To Exchange Shares . . . . . . . . . . . . . . . . . . . . . . . . . 51
Dividends, Capital Gains and Taxes . . . . . . . . . . . . . . . . . . . 54
Additional Information About the Fund. . . . . . . . . . . . . . . . . . 56

Financial Information About the Fund
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . .

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund invests primarily in a portfolio which consists of a variety of fixed income securities, including convertible securities, which in the opinion of OppenheimerFunds, Inc. (the
 Manager ) will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock or other securities which provide an opportunity for participation. The Fund invests a substantial portion of its assets in high-yield, lower rated bonds which are commonly referred
to as  junk bonds.   Investments of this type are subject to
greater risk of loss of principal and interest. High yield bonds generally offer a higher yield to maturity than bonds with higher ratings as compensation for holding an obligation perceived to be of greater risk. The high yield opportunity has been the result of wide yield spreads between high yield obligations and high grade obligations, with actual losses resulting from default remaining low relative to the values of outstanding high yield bonds. In addition to offering higher absolute returns, high yield securities have greater potential than high-grade bonds for better relative performance if their credit quality improves.

     The Manager evaluates the investment merits of fixed-income securities primarily through the exercise of its own investment analysis. This may include consideration of the financial strength of the issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and its continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities, and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

     The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended, (the Act ), which means that the Fund is not limited by the Act in the proportion of its assets that it may invest in obligations of a single issuer. The Fund intends to continue to qualify as a regulated investment company, however, under the Internal Revenue Code of 1986, as amended (the Code ). See Dividends, Capital Gains and Taxes. In addition to satisfying other requirements to so qualify, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer. In contrast, a fund which elects to be classified as diversified under the Act must satisfy the foregoing 5% requirement with respect to 75% of its assets at all times. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

        Convertible Fixed Income Securities. Convertible securities are fixed income securities which may be exchanged for or converted into the underlying common stock of the issuer at the option of the holder during a specified period of time.
Convertible securities may take the form of convertible preferred stock, convertible bonds or notes, or other fixed income securities with stock purchase warrants, or a combination of the features of several of these securities. Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. Convertible fixed income securities are generally characterized by less price volatility than the common stocks into which they are convertible because of their comparatively higher yields. The investment characteristics of each convertible security vary widely, and such versatility permits the Fund to use convertible securities in different ways in pursuing its investment objective of high total return. For example, the Fund may invest in convertible securities which provide a relatively high level of income, with less appreciation potential as well as those with high appreciation potential and a relatively low level of income or convertible securities which provide some combination of both income and appreciation potential.

     Convertible bonds and convertible preferred stocks are fixed income securities that retain the investment characteristics of fixed income securities until they have been converted. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock upon liquidation. Convertible securities, however, are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with yields which are generally higher than common stocks, but lower than non-convertible securities of similar quality.

     As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the value of the underlying common stock increases. Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally will not reflect quite as great a degree of capital appreciation as the underlying stock. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called investment value, and may not experience the same decline as the underlying common stock.

     Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. There can be no assurance that the underlying common stock will appreciate enough for this premium to be recovered by the Fund on any particular convertible security.

        Investment Risks of Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

     As stated in the Prospectus, the fixed-income securities in which the Fund will principally invest will be in those in the lower rating categories or in those which are unrated. The Fund may invest in securities rated as low as C by a nationally recognized statistical rating organization ( NRSRO ) or in bonds which are unrated. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Manager, yields and risks comparable to those of rated securities in which the Fund may invest. The Fund will not invest in securities which are in default at the time of purchase. Because investment in lower rated and unrated fixed income securities involves greater investment risk, achievement of the Fund's investment objectives will be more dependent upon the Manager's credit analysis than would be the case if the Fund were investing in higher quality debt securities.

     Some of the principal risks of high yield securities include:
(i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.


        Convertible Preferred Stock. The Fund may invest in a type of convertible preferred stock that is an equity security with certain characteristics of both a debt security and a call option. These securities can be considered derivative securities because of their imbedded option component. These stock instruments trade under a variety of acronyms. They typically provide for a three-year period prior to conversion to common stock (although they are callable by the issuer prior to conversion) and pay a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the same issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. Generally, the call price is 30% to 45% above the price of the issuer's common stock at the time the preferred stock is issued and may be subject to downward adjustment over time. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock.

     This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

 Other Investment Techniques and Strategies

        Short Sales.  Although the Fund may not make short sales
generally, the Fund may make short sales  against the box.   While
a short sale is made by selling a security the Fund does not own, a short sale is said to have been made against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost. The Fund will engage in this type of transaction only when (i) the yield on the convertible bond or preferred stock is substantially larger than that on the common stock so that the Fund may benefit from this incremental cash flow without bearing any market risk;
(ii) the Manager believes that the premium on the convertible bond or preferred stock relative to the common stock is unusually small and will widen to a more normal range; or (iii) there is a large unrealized gain in a portfolio security which the Manager wishes to sell and the Manager believes that it will be advantageous to defer the realization of the gain until a subsequent tax year. When a short sale is effected, any decline in the value of the Fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Fund's portfolio securities would be reduced by a loss in the short sale transaction. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium (the difference between a convertible security's market price and its value if it were converted into its underlying common stock). As a fundamental policy, the Fund may not make short sales or maintain a short position unless at all times when a short position is open, not more than 10% of that Fund's total assets (taken at current value) is held as collateral for such sales at any one time.

        Warrants. The Fund has adopted as a fundamental policy that it may invest up to 15% of the value of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities). This fundamental policy is currently limited by an operational policy which provides that the Fund may not invest more than 5% of the value of the Funds' net assets in warrants, valued at market. Included within that amount, but not to exceed 2% of the value of the Funds' net assets, may be warrants which are not listed in the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value for purposes of the limitation imposed by the operational policy. A warrant basically is an option to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, many warrants have expiration dates after which they are worthless unless such warrants are exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

        Fund's Use of Listed Options.  The Fund  will  limit
options  trading  activity  to:   (1) writing  (i.e.,  selling)
covered   call  options  on  stocks and the underlying stock of
existing convertible positions; (2) purchasing put options on stocks; and (3) entering into closing purchase transactions with respect to certain of such options, provided that all options traded by the Fund are listed on a national securities exchange.

     The Fund will write covered call options in an attempt to increase its income. The Fund may also purchase put options on stock in order to attempt to hedge its portfolio and to reduce
investment risks.  Hedging strategies are   defensive in  nature;
some capital gain potential is forsaken in advancing markets for a reduction of risk in declining markets. No assurances can be
made  that  these  options   hedging strategies will  result  in
successful investments by the Fund.

        Characteristics of Listed Options. Because listed options can be employed in a variety of ways to pursue a variety of investment objectives, it follows that the risks and potential
rewards of options  trading  depend   in  large measure  on  the
manner in which the options are used. Listed options are puts and calls on common stock. A call option conveys the right to buy and a put option conveys the right to sell. Although put options and call options are generally traded on the same underlying securities, it should be clearly understood that call options and put options are separate and distinct investment
securities.   The  purchase or sale of a call in no way  involves
a put.  The purchase or sale of a put in no way involves a call.

     The option contract has a duration period of up to nine months and precisely identifies the underlying security.
Options traded on options exchanges (the   Exchanges ), have
standardized the terms of options contracts. An options contract has four specifications: (1) the type (put or call); (2) the underlying common stock name; (3) the expiration date; and (4) the exercise or strike price. Option contracts give their holder
the   right  to buy or sell a stated number of shares, usually 100, of a particular underlying common stock, at a fixed price (called the strike price) for a predetermined period of time (called the expiration period). An option is a wasting asset; that is, it has only an initial value that declines as time passes. It may expire having no value, or the holder may have to exercise it in order to recover some value before expiration. Of course, the holder may sell the option in the listed option market before expiration.

     Although an option is a security, it derives its value from the underlying common stock. The option price fluctuates as the
price of the underlying stock rises or falls.  Splits  and   stock
dividends in the underlying stock affect the terms of listed options, although cash dividends do not.

        Covered Call Option Writing.   A call option gives the
purchaser of the option the right to buy, and imposes on the writer the obligation to sell, the underlying security at the
exercise  price  during  the   option period.  The Fund may write
 covered  call options, that is, options on securities the  Fund
holds in  its  portfolio  or has   an   immediate   right   to
acquire, without additional consideration, upon conversion or exchange of securities currently held in its portfolio. For writing a call option, the Fund is paid a sales price or
premium.   If  the  call  option   expires unexercised,  the  Fund
realizes a gain equal to the amount of the premium received upon writing the option, less transaction costs. So long as the
obligation  of  a  writer   continues, he may be assigned an
exercise notice by the broker-dealer through whom such a   call
option  was sold, requiring him to deliver the underlying security
against payment of the  exercise price.   This  obligation
terminates upon expiration of the call option, or at such earlier time at which the writer effects a closing purchase transaction (i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option already written). Once a writer has been assigned an exercise notice with respect to a call option, he will thereafter be unable
to effect a closing  purchase  transaction  with  respect   to that
option.  In return for the premium it receives, so long as the
Fund's obligation as  a   writer  continues, it will forego the
opportunity to profit from any price increase in the underlying stock above the exercise price.

     The Fund will write covered call options for hedging purposes
in order to protect   against  possible  declines  in  the market
values of the stocks or convertible securities held in its portfolio. If, for example, the market price of a common stock underlying a convertible security held by a Fund declines and the convertible security also declines in value, such decline will be offset in part (or wholly) by the receipt of the premium on
covered call  options written by the Fund on such stock.   However,
if the market price of the underlying common stock increases and the convertible security held by a Fund also increases in value, such increases will be offset in part (or wholly) by any loss resulting from the cancellation of the Fund's position through closing purchase transactions on covered call options written by the Fund or the opportunity loss if the option is exercised. The main risk of any covered call writing strategy is that the common stock/covered call package (such as that embedded in a mandatory conversion security) will under perform the common stock alone should the stock's price rise substantially above the strike price of the call option.

     The Fund may not sell any covered call options if, as a result
of such sale, the   aggregate  value  of  its securities
underlying  such  options  (valued at the lower of the option price or market price) would exceed 25% of its net  assets.  This
limitation  may  not  be   changed by the Fund without shareholder
approval. To secure its obligation to deliver the underlying security, the Fund, as the writer of a call option, is required to deposit in escrow with its custodian the underlying common stock or a security immediately convertible into the underlying common stock in accordance with the rules of the Options Clearing Corporation and of the various Exchanges.

        Purchase of Put Options. The Fund will also purchase put options in an attempt to hedge its portfolio and to reduce
investment  risks.   When  a convertible security is purchased
because the Manager  believes the market  price  of  such  security
may  rise,  the   Manager may nonetheless  wish  to protect the
holdings of such security against a decline in market value by purchasing a put option on the common stock underlying such security. A put option gives the purchaser the right to sell the underlying common stock at the put exercise price regardless of any decline in the underlying stock's market price.

     Thus, the purchase of a put option when used as a defensive measure provides profits should the underlying common stock decline, which would be of use to offset losses from the corresponding decline in the value of the convertible security held. The reduction in loss that this defensive strategy provides is limited to the profit made on the put option transaction, less the premium paid for the put option, less the transaction costs incurred in connection with the put. Should the underlying common stock, and consequently the convertible securities held, increase in value, the profit realized would be reduced by the cost of the purchase of the put options.

        Risks of Transactions in Stock Options. An option position may be closed out by the Fund only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there is an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option or at any particular time. Absence of a liquid secondary market on an Exchange may result from a variety of economic, market and regulatory factors
including   the  suspension of trading or an insufficient amount of
trading interest. For example, if trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction
in a secondary  market,  the  Fund  will  not  be  able  to   sell
the underlying common stock until the option expires or until it delivers the underlying common stock upon exercise. Similarly, in the absence of a liquid secondary market, the Fund, as the purchaser of a put option, would be able to realize a profit or limit a loss on such option only by exercising such option and,
in the case of a put option  on  stock,  by   incurring  additional
transaction costs on the disposition of the underlying security.

     The Exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different Exchanges or are held or written in one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits. The Manager does not anticipate that such limits will affect the Fund's option trading activities.

        Mandatory Conversion Securities. In addition to the more traditional convertible securities in which the Fund may invest as described in the Prospectus, the Fund may also invest in more recently developed varieties of convertible securities which are
referred to herein as  mandatory conversion securities.   Such
securities may combine several of the features of debt securities and equity securities, including both preferred stock and common stock. Unlike the more traditional convertible securities, however, many of these securities are characterized by a mandatory conversion feature and an adjustable conversion ratio. Thus, many of these securities offer limited potential for capital appreciation and, in some instances, involve unlimited potential for loss of capital. These securities are designed and marketed by major investment banking firms and trade in the marketplace under various acronyms which are proprietary to the investment banking firm. The Fund may be exposed to counterparty risk to the extent it invests in synthetic mandatory conversion securities, which are issued by investment banking firms and are unsecured obligations of the issuing firm. Should the issuing firm of such a security experience financial difficulty, its ability to perform according to the terms of the security may become impaired. The mandatory conversion securities which may be purchased by the Fund include, but are not limited to, the so-called equity-linked debt securities and certain varieties of convertible preferred stock. The market for these securities is relatively new.

        Equity-linked Debt Securities. The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. Such debt securities usually mature in three to four years, and during the years to maturity pay interest at a favorable fixed rate. Although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Other Investment Restrictions

Specific investment restrictions help the Fund limit investment risks for shareholders. The following investment restrictions are fundamental investment policies of the Fund and cannot be changed without approval of a majority of the outstanding voting securities of the Fund (defined for purposes of the Prospectus and this Statement as the lesser of: (i) 67% of the shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not do any of the following:

       The Fund may not invest more than 25% of the value of the Fund's total assets in the securities of any one issuer or any group of issuers in the same industry, which restriction will not, however, prevent it from investing more than 25% of such Fund's total assets in securities of the United States Government, its agencies or instrumentalities.

       The Fund may not make any investment if, as a result thereof, less than 50% of the Fund's total assets would be in cash, cash items, U.S. Government securities, and securities of issuers in which its investment is limited to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of any issuer.

       The Fund may not purchase securities on margin, but the Fund may obtain unsecured loans to purchase securities and may also borrow amounts equivalent to up to 5% of the Fund's net assets for temporary, extraordinary or emergency purposes. The aggregate of all unsecured loans, however, may not exceed 50% of the Fund's total assets.

       The Fund may not make short sales on securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; no more than 10% of the Fund's total assets will be held as collateral for such short sales at any one time. See Short Sales.

       The Fund may not engage in the purchase and sale of put and call options or in writing such options except as set forth herein and in the Prospectus.

       The Fund may not invest in warrants other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase, and other than the investment of no more than 15% of the value of its net assets in warrants valued at the lower of cost or market (of which not more than 5% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchange).

       The Fund may not make loans, provided that this policy does not prohibit the Fund from (1) making loans of its portfolio securities, (2) purchasing notes, bonds or other evidences of indebtedness or making deposits with banks and other financial institutions, and (3) entering into repurchase agreements.

       The Fund may not purchase or sell real estate, or real estate mortgage loans provided, however, that the Fund may invest not more than 5% of its total assets in marketable securities of real estate investment trusts.

       The Fund may not deal in commodities or commodities contracts.

       The Fund may not purchase or retain securities of any issuer if any of its officers and trustees, or any of the officers and directors of the Manager (as hereinafter defined) or Distributor (as hereinafter defined), own individually beneficially more than 0.5% of the outstanding securities of such issuer, or if all of those persons together own more than 5% of that issuer's securities.

       The Fund may not invest more than 5% of the value of its total assets in securities of any company (including its predecessors) that has not been in business for at least three consecutive years.

       The Fund may not issue any securities which are senior to shares of the Fund.

       The Fund may not underwrite securities of other issuers.

        The Fund may not acquire securities of any other investment company, if as a result of such acquisition, the Fund would own in the aggregate: (i) more than 3% of the voting stock of such investment company; (ii) securities of such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities of such investment company and of any other investment companies (but excluding treasury stock of those funds) having an aggregate value in excess of 10% of the total assets of the Fund. However, none of these limitations is applicable to a security received as a dividend or as a result of an offer of exchange, a merger or plan of reorganization.

     The percentage limitations on investments which are set forth herein are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof.

        Operational Policies. The following restrictions are operational investment policies of the Fund. While these operating investment policies are not fundamental policies and do not require shareholder approval to be changed and may be changed by the Board of Trustees, the Fund has, as a matter of policy, agreed not to change these policies without prior notice to its shareholders. These operating policies provide that the Fund may not do any of the following:

       The Fund may not invest in any issuer for the purpose of exercising control or management of that issuer, unless approved by the Fund's Board of Trustees.

       The Fund may not invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of companies which invest in or sponsor such programs. The Fund may not invest in oil, gas or other mineral leases.

       The Fund may not invest more than 5% of the value of the Fund's assets in warrants, valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

       For purposes of the first Fundamental Investment Restriction described above, the Fund's policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in the securities of any one issuer or group of issuers in the same industry if, upon making the proposed investment, 25% or more of the value of its (total) assets would be invested in such industry.

        As a non-fundamental policy, the Fund may not invest more than 15% of the value of the Fund's net assets in Illiquid Securities. An additional operational policy of the Fund provides that certain restricted securities, as defined in the section entitled Illiquid Securities in the prospectus, may be excluded from the Fund's 15% limitation on investments in Illiquid Securities. Rule 144A under the Securities Act of 1933, as amended, permits certain resales of unregistered securities (i.e., restricted securities) provided that such securities have been determined to be eligible for resale under the provisions of Rule 144A. The Fund's Board of Trustees has adopted guidelines and procedures to be utilized by the investment adviser for determining the liquidity of such Rule 144A securities and for monitoring the investment adviser's implementation of the guidelines and procedures. Such determination will be based upon all relevant factors including, among other things: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Act.

     Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

     The Fund is currently the only series of a business trust organized under the laws of the Commonwealth of Massachusetts in 1986. From 1990 through April 30, 1993, the Fund's name was Rochester Convertible Fund, at which time the name of the trust was changed to Rochester Fund Series and the name of the Fund was changed to The Bond Fund For Growth. On March 8, 1996, the name of the trust was changed to Bond Fund Series and the name of the Fund was changed to Oppenheimer Bond Fund for Growth.

Trustees and Officers of the Fund. The Fund's Trustees and officers, one of which is the Fund's portfolio manager, are listed below, together with their principal occupations and business affiliations during the past five years.

     The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the Trustees are also trustees of Rochester Fund Municipals and Limited Term New York Municipal Fund (collectively, with the Fund, the "Oppenheimer Rochester Funds"). With the exception of Mr. Cannon, all of the Trustees are also trustees or directors of Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Fund, Oppenheimer Quest Value Fund, Inc, Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Capital Value Fund, Inc. (collectively, the "Oppenheimer Quest Funds"). Ms. Macaskill (in her capacity as President), Messrs. Donohue, Bowen, Zack, Bishop and Farrar, respectively, hold the same offices with the Oppenheimer Rochester Funds and the Oppenheimer Quest Funds as with the Fund. As of March 21, 1997 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the then outstanding shares of each class of the Fund except that certain Trustees and officers of the Fund as a group owned less than 1% of the Fund's then outstanding shares. The foregoing does not include shares held of record by an employee benefit plan for employees of the Manager for which one of the officers below, Mr. Donohue, is a trustee, other than the shares beneficially owned under that plan by the officers of the Fund listed below.

Bridget A. Macaskill, Chairman of the Board of Trustees and
President; Age 48
President, Chief Executive Officer, and a Director of

OppenheimerFunds, Inc. (the "Manager") and HarbourView Asset Management Corporation ("HarbourView") a subsidiary of the Manager; President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc.; Chairman and a director of Shareholder Services, Inc. ("SSI"), a transfer agent subsidiary of the Manager and Shareholder Financial Services, Inc. ("SFSI"); and a director of Oppenheimer Real Asset Management, Inc.

John Cannon, Trustee; Age 67
620 Sentry Parkway West Suite 220, Blue Bell, PA 19422
Independent Consultant; Chief Investment Officer, CDC Associates, Inc., registered investment adviser, Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, 1995-Present; formerly, Chairman and Treasurer, CDC Associates, 1993 - February, 1996, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991, Senior Vice President AMA Investment Advisers, Inc., 1991-1993.

Paul Y. Clinton, Trustee; Age 66
39 Blossom Avenue, Osterville, Massachusetts  02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, all of which are open-end investment companies. formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.

Thomas W. Courtney, Trustee; Age 63
833 Wyndemere Way, Naples, Florida  34105
Principal of Courtney Associates, Inc. (venture capital firm); formerly General Partner of Trivest Venture Fund (private venture capital fund); President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corpora-

tions; former Director of Financial Analysts Federation.

Lacy B. Herrmann, Trustee; Age 67
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Brown University.

George Loft, Trustee; Age 82
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies; formerly a Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company.

Andrew J. Donohue, Secretary; Age 46
Executive Vice President, General Counsel and a Director of the Manager, the Distributor, HarbourView, SSI, SFSI, Oppenheimer
Partnership Holdings, Inc. and   MultiSource Services, Inc. (a
broker-dealer); President and a director of Centennial; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; an officer of other Oppenheimer funds.

George C. Bowen, Treasurer; Age 60
6803 South Tucson , Englewood, Colorado 80112
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice
President, Treasurer, Assistant Secretary and a director of

Centennial; President, Treasurer and a director of  Centennial
Capital Corporation;  Senior Vice President, Treasurer and
Secretary of SSI; Vice President, Treasurer and Secretary of  SFSI;
Treasurer of OAC;   Treasurer of Oppenheimer Partnership Holdings,
Inc.; Vice President and Treasurer of Oppenheimer Real Asset
Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

Robert Bishop, Assistant Treasurer; Age 38
6803 South Tucson , Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

Scott  T. Farrar, Assistant Treasurer; Age 31
6803 South Tucson , Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age 48
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.

Adele A. Campbell, Assistant Treasurer; Age 33
350 Linden Oaks, Rochester, New York  14625
Assistant Vice President of  the Manager; formerly Assistant Vice
President of Rochester Fund Services, Inc., Assistant Manager of
Fund Accounting, Rochester Fund Services, Audit Manager for Price
Waterhouse, LLP.

Michael S. Rosen, Vice President and Portfolio Manager; Age 36
350 Linden Oaks, Rochester, NY  14625
Vice President of the Manager; President of Rochester Division; formerly Vice President of Rochester Fund Services, Inc., President and Director of Rochester Fund Distributors, Inc., Vice President and a director of Fielding Management Company, Inc., Rochester Capital Advisors, Inc. and Rochester Tax Managed Fund, Inc.

Edward Everett, Assistant Portfolio Manager; Age 30
Assistant Vice President of the Manager; formerly Assistant Vice
President and Assistant Portfolio Manager of Rochester Fund
Services, Inc., portfolio analyst for Rochester Fund Services, Inc. and Dealer Services Associate with Dean Witter Reynolds, Inc.


        Remuneration of Trustees.   All officers of the Fund and
Ms. Macaskill, a Trustee and President, are officers or directors
of the Manager and receive no salary or fee from the Fund.   The
following table sets forth the aggregate compensation received by the non-interested Trustees from (i) the Fund during its fiscal year ended December 31, 1996 and (ii) the other Oppenheimer Rochester Funds and the Oppenheimer Quest Funds, paid during the calendar year ended December 31, 1996.


                               Pension or
                               Retirement
                  Aggregate    Benefits    Total
                  Compensation Accrued as  Compensation
                  from the     Part of Fund From Fund
Name of Person    Fund(1)      Expenses(2)             Complex(3)


John Cannon       $6,528       $0          $20,250
Paul Y. Clinton   $7,025       $0          $54,450
Thomas W. Courtney             $7,025      $0          $54,450
Lacy B. Herrmann  $7,025       $0          $54,450
George Loft       $6,675       $0          $53,400
_____________________

(1)During the fiscal year ended December 31, 1996.
(2)The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1996. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. Because each Trustee's retirement benefits will depend on the amount of the Trustee's length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

(3) For the purpose of the chart above, "Fund Complex" includes Limited Term New York Municipal Fund, Rochester Fund Municipals, Oppenheimer Quest Growth & Income Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc.

Major Shareholders. The Fund currently offers four classes of shares of beneficial interest: Class A shares, Class B shares, Class C shares and Class M shares. The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses and are likely to have different share prices. On March 11, 1996, the Fund redesignated as Class M shares its Class A shares, which had been outstanding prior to that date, redesignated as Class A shares its Class Y shares, which had been outstanding prior to that date and authorized the issuance of Class C shares. As of March 21, 1997, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or the Fund's then outstanding Class A, Class B, Class C or Class M shares, except: Merrill Lynch Pierce Fenner & Smith, Inc., which was the record owner of 5,849,544.179 Class B shares (representing 34.48% of the Class B shares then outstanding), 1,633,250.000 Class C shares (representing 47.45% of the Class C shares then outstanding) and 4,775,643.615 Class M shares (representing 25.23% of the Class M shares then outstanding). The Fund has been advised that Merrill Lynch Pierce Fenner & Smith, Inc. holds such shares for the benefit of its customers.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ( OAC ), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

        The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund which was entered into on January 4, 1996 ( Advisory Agreement ) requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Manager will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows: average daily net assets up to $50 million, 0.625%; average daily net assets on the next $250 million, 0.50%; and average daily net assets in excess of $300 million, 0.4375%.

     Expenses not expressly assumed by the Manager under the Advisory Agreement or by the Distributor are paid by the Fund.
The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended December 31, 1994, 1995 and 1996, the management fees paid by the Fund to its previous investment adviser, Fielding Management Company, Inc., were $596,082, $1,030,091 and $16,104, respectively.
During the Fund s fiscal year ended December 31, 1996, the management fees paid by the Fund to OppenheimerFunds, Inc., its current Investment Adviser, was $2,132,110.

     The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund s total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager s undertaking is therefore inapplicable and has been withdrawn. During the Fund s last fiscal year, the Fund s expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Advisory Agreement relates. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name Oppenheimer in connection with other investment companies for which it may act as investment adviser.
If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name Oppenheimer as part of its name may be withdrawn.

       The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's Class A, Class B, Class C and Class M shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, (excluding payments under the Distribution and Service Plans but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended December 31, 1996, the aggregate sales charges on sales of the Fund's Class A shares was $1,744,103, of which the Distributor and an affiliated broker-dealer retained in the aggregate $571,488. During the Fund's fiscal year ended December 31, 1996, the contingent deferred sales charges collected on the Fund's Class B shares totaled $142,078, all of which the Distributor retained. During the period from May 1, 1995, the inception of the Class B, through December 31, 1995, the contingent deferred sales charge collected by Rochester Fund Distributors, Inc. on the redemption of Class B shares totaled $5,001. During the Fund's fiscal year ended December 31, 1996, the contingent deferred sales charges collected of the Fund's Class C shares totaled $10,119, all of which was retained by the Distributor. During the Fund's fiscal year ended December 31, 1996, the aggregate sales charges on sales of the Fund's Class M shares was $1,939,722, of which the Distributor and an affiliated broker-dealer retained in the aggregate $125,679. During the Fund's fiscal years ended December 31, 1994 1995, the aggregate amount of sales charge on sales of the Fund's Class M shares were $2,041,729 and $2,744,786, respectively, of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, retained $171,428 and $228,970 in those respective years. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

       The Transfer Agent. OppenheimerFunds Services, a division of the Manager, serves as the Fund's Transfer Agent pursuant to a Service Contract dated March 8, 1996. The Transfer Agent is responsible for maintaining shareholder accounting records, and for shareholder servicing and administrative functions. The Transfer Agent is compensated on the basis of a fixed fee per account and as a percentage of the Fund's average daily net assets. The compensation paid by the Fund for such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder services agent, for the fiscal years ending December 31 1994 and 1995 was $129,352 and $245,510, respectively. The compensation paid by the Fund for such services for the fiscal years ending December 31, 1996 was $484,088, of which $3,246 was paid to Rochester Fund Services, the Fund's prior transfer agent and $480,842 was paid to OppenheimerFunds Services.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ( brokers ) to effect the Fund's portfolio transactions.
In doing so, the Manager is authorized by the Advisory Agreement to employ broker-dealers, including affiliated brokers, as that term is defined in the Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

     Under the Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than that which would have been charged by another qualified broker if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager.
Subject to the provisions of the Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Advisory
Agreement and the procedures and rules described above.   In either
case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. As stated in the prospectus, the portfolio securities of the Fund are generally traded on a net basis and, as such, do not involve the payment of brokerage commissions. It is the policy of the Manager to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread) and the firm's general execution capabilities.
Where more than one dealer is able to provide the most competitive price, both the sale of Fund shares and the receipt of research may be taken into consideration as factors in the selection of dealers to execute portfolio transactions for the Fund. The transaction costs associated with such transactions consist primarily of the payment of dealer and underwriter spreads. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful in one or more of the advisory accounts of the Manager and its affiliates. The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons. The Board of Trustees, including the independent Trustees of the Fund (those Trustees of the Fund who are not interested persons as defined in the Act, and who have no direct or indirect financial interest in the operation of the Advisory Agreement or the Distribution Plans described below) annually review information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. Total brokerage commissions paid by the Fund (not including any spreads or concessions on principal transactions on a net trade basis) for the fiscal years ended December 31, 1994, 1995 and 1996 were approximately $44,872, $86,680 and $184,835, respectively.

     A change in securities held by the Fund is known as  portfolio
turnover.   The Fund's options hedging and income strategies may
increase the portfolio turnover of the Fund. Therefore, the portfolio turnover of the Fund may be higher than other investment
companies not utilizing such options trading techniques.   As
portfolio turnover increases, the Fund can be expected to incur brokerage commission expenses and transaction costs which will be borne by the Fund. In any particular year, however, market conditions could result in portfolio activity at a greater or
lesser rate than anticipated.   For the fiscal years ended December
31, 1994, 1995 and 1996 the Fund's portfolio turnover rates were and 52.82%, 57.51% and 52.67%, respectively.

Performance of the Fund

Yield and Total Return Information.  As described in the
Prospectus, from time to time the  standardized yield,   dividend
yield,   average annual total return,   cumulative total return,
 average annual total return at net asset value and total return at net asset value of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below. The Fund currently offers four classes of shares of beneficial interest: Class A shares, Class B shares, Class C shares and Class M shares. The different classes of shares represent investments in the same portfolio of securities, but are subject to different expenses and are likely to have different share prices. On March 11, 1996, the Fund redesignated as Class M shares its Class A shares, which had been outstanding prior to that date and redesignated as Class A shares its Class Y shares, which had been outstanding prior to that date. Class B shares were first publicly offered on May 1, 1995. Class C shares were first publicly offered on March 11, 1996.

     The Fund's advertisements of its performance data with respect to any class must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for that class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured, and its returns and share prices are not guaranteed and normally fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

        Standardized Yields

        Yield. The Fund's yield (referred to as standardized yield ) for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission ( SEC )that apply to all funds that quote yields:

      (a-b)    6
Standardized Yield = 2 ((--- + 1)  - 1)
      ( cd)


 The symbols above represent the following factors:

     a = dividends and interest earned during the 30-day period.
     b = expenses accrued for the period (net of any expense
         reimbursements).
     c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
     d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the dividend yield of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1996, the standardized yields for the Fund's then outstanding Class A, Class B, Class C and Class M shares were 4.63%, 4.12%, 4.14% and 4.25%, respectively.

        Dividend Yield and Distribution Return. From time to time the Fund may quote a dividend yield or a distribution return for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the dividend yield is calculated as follows:

          Dividend Yield of the Class =

                         Dividends of the Class
          -----------------------------------------------------
          Max. Offering Price of the Class (last day of period)

          divided by Number of days (accrual period) x 365



     The maximum offering price for Class A shares and Class M shares includes the maximum front-end sales charge. For Class B or Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

        Average Annual Total Returns. The average annual total return of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ( P in the formula below) held for a number of years ( n ) to achieve an Ending Redeemable Value ( ERV ) of that investment, according to the following formula:

               1/n
          (ERV)
          (---)   -1 = Average Annual Total Return
          ( P )



        Cumulative Total Returns. The cumulative total return calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


          ERV - P
          ------- = Total Return
             P


     In calculating total returns for Class A shares and Class M shares, the current maximum sales charges of 5.75% and 3.25%, respectively (as a percentage of the offering price) are deducted from the initial investment ( P ) (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third year, 3.0% for the fourth year, 2.0% for the fifth year and 1.0% for the sixth year, and none thereafter, is applied, as described in the Prospectus. For Class C shares, the payment of the 1% contingent deferred sales charge for the first 12 months is applied as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

     The average annual total returns on an investment in Class A shares of the Fund for the one year period ended December 31, 1996 and for the period from May 1, 1995 through December 31, 1996, were 3.79% and 11.52%, respectively. The cumulative total return on Class A shares for the period from May 1, 1995 through December 31, 1996 was 19.93%. The average annual total returns for Class B shares for the one year period ended December 31, 1996 and for the period from May 1, 1995 through December 31, 1996, were 4.28% and 12.55% respectively. The cumulative total return on Class B shares for the period from May 1, 1995 through December 31, 1996 was 21.77%. The cumulative total return of Class C shares for the period from March 11, 1996 (date of first public offering of Class C shares) through December 31, 1996 was 6.74%. The average annual total returns on an investment in Class M shares of the Fund for the one, five and ten year periods ended December 31, 1996 were 6.02%,16.01% and 10.58%, respectively. The cumulative total return on Class M shares for the period from June 3, 1986 through December 31, 1996 was 172.24%.

         Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B, Class C or Class M shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the one year period ended December 31, 1996 and for the period from May 1, 1995 through December 31, 1996, were 10.13% and 27.24%, respectively. The cumulative total returns at net asset value for Class B shares for the one year period ended December 31, 1996 and for the period from May 1, 1995 through December 31, 1996, were 9.28% and 25.77% respectively. The cumulative total return of Class C shares at net asset value for the period from March 11, 1996 (date of first public offering of Class C shares) through December 31, 1996 was 7.74%. The cumulative total returns at net asset value on an investment in Class M shares of the Fund for the one and five year periods ended December 31, 1996 and for the period from June 3, 1986 through December 31, 1996, were 9.58%, 117.14% and 181.39%, respectively.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B, Class C or Class M shares. However, when comparing total return of an investment in Class A, Class B, Class C or Class M shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons.   From time to time the Fund may
publish the ranking of its Class A, Class B, Class C or Class M shares by Lipper Analytical Services, Inc. ( Lipper ), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds),
(ii) all other high current yield or fixed income funds and (iii) all other such funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the star ranking of the performance of its Class A, Class B, Class C and Class M shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds, based on risk-adjusted total investment returns. Investment return measures a fund's or class' one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class' performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class' 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

     The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

     The total return on an investment in the Fund's Class A, Class B, Class C or Class M shares may be compared with performance for the same period of comparable indices, including but not limited to The First Boston Convertible Securities Index and the Goldman Sachs 100 Convertible Index. Both indices serve as a standard of comparison and measurement of market opportunities for convertible funds and illustrates the unique and dynamic characteristics of the convertible securities market. The First Boston Convertible Securities index is calculated at each month end. The Goldman Sachs 100 Convertible Index is comprised of 100 convertible securities. Index performance does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in an Index.

     Investors may also wish to compare the return on the Fund's Class A, Class B, Class C or Class M shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. Government.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

     The performance of the Fund's Class A, Class B, Class C or Class M shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Distribution and Service Plans

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class M shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plan for Class C shares, that vote was cast by the Manager as the sole initial holder of Class C shares of the Fund.

     In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a Recipient under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority (as defined in the Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a majority (as defined in the Act), of the Class A and Class B shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which each payment was made and the identity of each Recipient that received any payment. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

     Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate and set no minimum amount of the assets.

     For the fiscal year ended December 31, 1996, payments under the Plan for Class A shares totaled $95,189, all of which was paid by the Distributor to Recipients, including $7,115 paid to MML Investor Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

     For the fiscal year ended December 31, 1996, payments under the Plan for Class M shares totaled $1,958,186, all of which was paid by the Distributor to Recipients, including $4,590 paid to MML Investor Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class M shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class M shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

     The Class B and Class C Plans allows the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The services rendered by Recipients in connection with personal services and the maintenance of Class B and Class C shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request. The advance payment is based on the net asset value of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class
C shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance payment for those shares to the Distributor. Payments made under the Class B Plan during the fiscal year ended December 31, 1996 totaled $1,121,523, of which $920,281 was retained by the Distributor. Payments made under the Class C Plan during the period from March 11, 1996 through December 31, 1996 totaled $147,851, of which $113,638 was retained by the Distributor.

     Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period.
All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc., on payments of asset-based sales charges and service fees.

     Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B and Class C shares of the Fund. The Distributor retains the asset-
based sales charge on Class B shares.   As to Class C shares, the
Distributor retains the asset-based sales charge during the first year shares are outstanding, and pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. Under the Class B and Class C Plans, the asset-based sales charge is paid to compensate the Distributor for its services, described below, to the Fund.

     The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor s distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state blue sky registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B, Class C and Class M Shares. The availability of four classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another.

     The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C and Class M shares and the dividends payable on Class B, Class C and Class M shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charge to which Class B, Class C and Class M shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B, Class C and Class M shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B, Class C and Class M shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges or in foreign over-the counter markets that may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected at times when shareholders cannot purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ( NASDAQ ) of The Nasdaq Stock Market, Inc. for which last sale information regularly reported are valued at the last reported sale prices on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid prices that day); (ii) securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded, or at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry;
(iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (v) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the bid price if no asked price is available).


     In the case of U.S. Government Securities, mortgage-backed securities, foreign securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds for which last sale information is not generally available. The Manager will monitor the accuracy of such pricing services which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

     Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

     When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call or put. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares and Class M shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term immediate family refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, aunts, uncles, nieces, nephews, sons-and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

        The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth   Fund
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer U.S. Government Trust
Oppenheimer Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Real Asset Fund
Oppenheimer Enterprise Fund
Oppenheimer Developing Market Fund
Oppenheimer Quest Capital Appreciation Fund, Inc.
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Life Span Balanced Fund
Oppenheimer Life Span Growth Fund
Oppenheimer Life Span Income Fund
Oppenheimer Bond Fund for Growth
Rochester Fund Municipals
Limited Term New York Municipal Fund*

and the following  Money Market Funds :

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

* Until May 1, 1997, shares of this fund are currently not exchangeable for shares of the other Oppenheimer funds.

     There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds
(under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

        Letters of Intent. A Letter of Intent (referred to as a Letter ) is an investor's statement in writing to the Distributor of the intention to purchase Class A shares and Class M shares of the Fund (and Class A and Class B shares of other Oppenheimer funds) during a 13-month period (the Letter of Intent period ), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares and Class M shares of the Fund (and Class A shares and Class B shares of other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares or Class M shares. Each purchase of Class A shares or Class M shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

     In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in Terms of Escrow, below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

     For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

        Terms of Escrow That Apply to Letters of Intent.

     (1) Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     (2) If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     (3) If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     (4) By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     (5) The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class M shares sold with a front-end sales charge (c) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (d) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     (6) Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled
 How to Exchange Shares, and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in How To Sell
Shares, in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

     There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

     Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

     The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group.

How to Sell Shares

     Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

        Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

       Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of
(i) Class A shares, (ii) Class B shares, (iii) Class C shares that were subject to the Class C contingent deferred sales charge when redeemed, or (iv) Class M shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code (the Code ), if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under How to Buy Shares for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to Trustee, OppenheimerFunds Retirement Plans, c/o the Transfer Agent at its address listed in How To Sell Shares in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customer. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see How To Buy Shares ) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A and Class M share purchases, shareholders should not make regular additional Class A or Class M share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under
 Waivers of Class B and Class C Contingent Deferred Sales
Charges ).

     By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

        Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in How to Exchange Shares in the Prospectus and below in this Statement of Additional Information.

        Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the Plan ) as agent for the investor (the
 Planholder ) who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

     For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

     Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

     To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

As stated in the Prospectus, except with respect to exchanges of Class M shares, which may be exchanged only for Class A shares as described in the following paragraph, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A, Class B and Class C shares, except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax-Exempt Trust, Centennial Government Trust, Centennial New York Tax-Exempt Trust, Centennial California Tax-Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048.

     The Fund is currently the only Oppenheimer fund which offers Class M shares. Except as described herein there may be no exchanges of any class of shares of any Oppenheimer fund into Class M shares of the Fund. With respect to those accounts established on or before March 8, 1996, Class M shares may be exchanged for Class A shares of Oppenheimer funds. Except for Class A shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves which were acquired upon the exchange of Class M shares of the Fund, no exchanges of any class of shares of any Oppenheimer fund into Class M shares are permitted.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

     Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in How To Buy Shares in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B ,Class C or Class M shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, checkwriting, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the Redemption Date ). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Reinvestment Privilege, above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).


     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal income tax treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption Dividends,
Distributions and Taxes.   Special provisions of the Code govern
the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent that the Fund derives a substantial portion of its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction.

     Under the Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year to October 31 of the current year or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Fund's Board and Manager might determine that in a particular year it would be in the best interest of the Fund not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

     The Code requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. The Fund may also from time to time receive payment-in-kind securities in lieu of cash interest payments. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Fund may realize a gain or loss from such sales.
In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by federal deposit insurance. Such uninsured balances at times may be substantial.

Independent Auditors.   Price Waterhouse LLP serves as the Fund's
independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Manager and its affiliates.

REPORT OF INDEPENDENT ACCOUNTANTS

===============================================================================
       To the Shareholders and Trustees of Oppenheimer Bond Fund for Growth

       In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund for Growth (the Fund) at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
       These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


     /s/ Price Waterhouse
       Price Waterhouse LLP

       Rochester, New York
       January 24, 1997

5     Oppenheimer Bond Fund for Growth

STATEMENT OF INVESTMENTS   December 31, 1996

                                                                                                     FACE           MARKET VALUE
                                                                                                     AMOUNT         SEE NOTE 1
================================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--65.8%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.1%
--------------------------------------------------------------------------------------------------------------------------------
METALS--0.1%
       GE Capital Corp., 2.5% Base Metals Cv. Nts., 2/14/97(1)                                       $  500,000      $   535,000
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--14.6%
--------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--3.2%
       Bluegreen Corp., 8.25% Cv. Sub. Debs., 5/15/12                                                 3,635,000        3,107,925
       -------------------------------------------------------------------------------------------------------------------------
       Continental Homes Holding Corp., 6.875% Cv. Sub. Nts., 11/1/02                                 2,000,000        2,187,500
       -------------------------------------------------------------------------------------------------------------------------
       Engle Homes, Inc., 7% Cv. Sub. Nts., 3/1/03                                                    2,750,000        2,385,625
       -------------------------------------------------------------------------------------------------------------------------
       MascoTech, Inc., 4.5% Cv. Sub. Debs., 12/15/03                                                 7,630,000        6,332,900
       -------------------------------------------------------------------------------------------------------------------------
       Rouse Co., 5.75% Cv. Sub. Debs., 7/23/02                                                       1,200,000        1,294,500
       -------------------------------------------------------------------------------------------------------------------------
       U.S. Home Corp., 4.875% Cv. Sub. Debs., 11/1/05                                                5,000,000        4,600,000
                                                                                                                     -----------
                                                                                                                      19,908,450

--------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--5.5%
       Boston Chicken, Inc.:
       4.5% Cv. Sub. Debs., 2/1/04(2)                                                                 3,000,000        3,791,250
       Zero Coupon Sub. LYONs, 6.38%, 6/1/15(3)                                                       6,000,000        1,908,240
       -------------------------------------------------------------------------------------------------------------------------
       Credit Suisse First Boston Corp., New York Branch,
       3% Disney-Linked Certificate of Deposit, 10/3/01(1)                                            5,000,000        5,275,000
       -------------------------------------------------------------------------------------------------------------------------
       Hilton Hotels Corp., 10% Cv. Debs, 12/15/06                                                    5,454,000        5,535,810
       -------------------------------------------------------------------------------------------------------------------------
       Hudson Hotels Corp., 7.5% Cv. Sub. Debs., 7/1/01(1)(4)                                         7,500,000        7,200,000
       -------------------------------------------------------------------------------------------------------------------------
       Marriott International, Inc., Zero Coupon Sub. LYONs, 4.25%, 3/25/11(3)(5)                     7,000,000        3,934,840
       -------------------------------------------------------------------------------------------------------------------------
       Speedway Motorsports, Inc., 5.75% Cv. Sub. Debs., 9/30/03                                      2,400,000        2,294,088
       -------------------------------------------------------------------------------------------------------------------------
       WMS Industries, Inc., 5.75% Cv. Sub. Debs., 11/30/02                                           4,000,000        3,852,000
                                                                                                                     -----------
                                                                                                                      33,791,228

--------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.1%
       Graphic Industries, Inc., 7% Cv. Sub. Debs., 5/15/06                                             750,000          685,312
       -------------------------------------------------------------------------------------------------------------------------
       Hollinger, Inc., Zero Coupon Cv. Sub. LYONs, 6.48%, 10/5/13(3)                                 3,000,000        1,057,500
       -------------------------------------------------------------------------------------------------------------------------
       Rogers Communications, Inc.:
       2% Cv. Sr. Debs., 11/26/05                                                                     3,800,000        2,109,000
       Zero Coupon Cv. Sr. LYONs, 6.11%, 5/20/13(3)                                                   1,855,000          725,769
       -------------------------------------------------------------------------------------------------------------------------
       Scandinavian Broadcasting System SA, 7.25% Cv. Sub. Debs., 8/1/05                              3,000,000        2,820,000
       -------------------------------------------------------------------------------------------------------------------------
       Scantron Corp., 6.75% Cv. Sub. Debs.,
       6/1/11 (Cv. into Common Stock of John H. Harland Co.)(2)                                       1,205,000        1,567,886
       -------------------------------------------------------------------------------------------------------------------------
       Thomas Nelson, Inc., 5.75% Cv. Sub. Nts., 11/30/99                                             4,000,000        4,000,000
                                                                                                                     -----------
                                                                                                                      12,965,467

--------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.5%
       Travel Ports of America, Inc.:
       8.5% Cv. Sr. Sub. Debs., 1/15/05(1)(4)                                                         1,750,000        1,778,787
       8.5% Cv. Sr. Sub. Debs., 1/15/05 (Reg. S)(1)(4)                                                  950,000          965,628
                                                                                                                     -----------
                                                                                                                       2,744,415

6      Oppenheimer Bond Fund for Growth

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--3.3%
       Baby Superstore, Inc., 4.875% Cv. Sub. Nts., 10/1/00                                          $2,250,000      $ 2,238,750
       -------------------------------------------------------------------------------------------------------------------------
       Ben Franklin Retail Stores, Inc., 7.5% Cv. Sub. Nts., 6/1/03(1)(6)                             2,800,000          182,000
       -------------------------------------------------------------------------------------------------------------------------
       Comtrad Holdings, Inc., 5% Cv. Nts., 7/8/99
       (Cv. into Common Stock of CHS Electronics, Inc.)(1)(4)                                         4,000,000        4,466,000
       -------------------------------------------------------------------------------------------------------------------------
       Home Depot, Inc., 3.25% Cv. Sub. Nts., 10/1/01                                                 7,000,000        6,837,600
       -------------------------------------------------------------------------------------------------------------------------
       Lechters, Inc., 5% Cv. Sub. Debs., 9/27/01                                                     2,000,000        1,290,000
       -------------------------------------------------------------------------------------------------------------------------
       Michaels Stores, Inc., 6.75% Cv. Sub. Nts., 1/15/03                                            2,000,000        1,587,920
       -------------------------------------------------------------------------------------------------------------------------
       U.S. Office Products Co., 5.5% Cv. Sub. Nts., 5/15/03(5)                                       4,000,000        3,779,000
                                                                                                                     -----------
                                                                                                                      20,381,270
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--12.3%
--------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.4%
       Chock Full O'Nuts Corp., 8% Cv. Sub. Debs., 9/15/06                                            2,580,000        2,438,100
--------------------------------------------------------------------------------------------------------------------------------
EDUCATION--1.1%
       National Education Corp., 6.5% Cv. Sub. Debs., 5/15/11                                         7,497,000        6,924,154
--------------------------------------------------------------------------------------------------------------------------------
FOOD--1.4%
       Grand Metropolitan PLC, 6.5% Cv. Nts., 1/31/00(5)                                              7,500,000        8,899,425
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.7%
       ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                                          7,000,000        6,803,860
       -------------------------------------------------------------------------------------------------------------------------
       Chiron Corp., 1.9% Cv. Sub. Nts., 11/17/00(5)                                                  2,750,000        2,427,975
       -------------------------------------------------------------------------------------------------------------------------
       NABI, Inc., 6.5% Cv. Sub. Nts., 2/1/03(5)                                                      5,000,000        4,609,650
       -------------------------------------------------------------------------------------------------------------------------
       Novartis AG, 2% Cv. Gtd. Bonds, 10/6/02(5)                                                     4,000,000        4,300,000
       -------------------------------------------------------------------------------------------------------------------------
       Sepracor, Inc., 7% Cv. Sub. Debs., 12/1/02(5)                                                  4,500,000        4,702,500
                                                                                                                     -----------
                                                                                                                      22,843,985

--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--5.0%
       American Medical Response, Inc., 5.25% Cv. Sub. Nts., 2/1/01(5)                                3,000,000        3,243,750
       -------------------------------------------------------------------------------------------------------------------------
       Beverly Enterprises, Inc., 5.5% Cv. Sub. Debs., 8/1/18                                         6,165,000        6,511,781
       -------------------------------------------------------------------------------------------------------------------------
       GranCare, Inc., 6.5% Cv. Sub. Debs., 1/15/03                                                   4,586,000        4,723,580
       -------------------------------------------------------------------------------------------------------------------------
       Healthsource, Inc., 5% Cv. Sub. Nts., 3/1/03(5)                                                6,500,000        5,188,690
       -------------------------------------------------------------------------------------------------------------------------
       Huntingdon International Holdings PLC, 7.5% Cv. Debs., 9/25/06(1)                              1,710,000        1,376,550
       -------------------------------------------------------------------------------------------------------------------------
       Pharmaceutical Marketing Services, Inc.:
       6.25% Cv. Sub. Debs., 2/1/03                                                                   2,375,000        1,911,875
       6.25% Cv. Sub. Debs., 2/1/03(5)                                                                  450,000          362,250
       -------------------------------------------------------------------------------------------------------------------------
       Physicians Clinical Laboratory, Inc., 7.5% Cv. Sub. Debs., 8/15/00(1)(4)(6)                      500,000           50,000
       -------------------------------------------------------------------------------------------------------------------------
       Tenet Healthcare Corp., 6% Exchangeable Sub. Nts., 12/1/05
       (Exchangeable into Common Stock of Vencor, Inc.)                                               4,000,000        4,202,520
       -------------------------------------------------------------------------------------------------------------------------
       TheraTx, Inc., 8% Cv. Sub. Nts., 2/1/02                                                        1,300,000        1,196,000
       -------------------------------------------------------------------------------------------------------------------------
       UroMed Corp., 6% Cv. Sub. Nts., 10/15/03(5)                                                    2,250,000        2,116,958
                                                                                                                     -----------
                                                                                                                      30,883,954

--------------------------------------------------------------------------------------------------------------------------------
TOBACCO--0.7%
       Standard Commercial Corp., 7.25% Cv. Sub. Debs., 3/31/07                                       4,984,000        4,535,440
--------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.1%
--------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--2.4%
       Cross Timbers Oil Co., 5.25% Cv. Sub. Nts., 11/1/03                                            2,004,000        2,197,346
       -------------------------------------------------------------------------------------------------------------------------
       Key Energy Group, Inc., 7.5% Cv. Sub. Debs., 7/1/03(1)                                         2,500,000        3,162,500
       -------------------------------------------------------------------------------------------------------------------------
       SEACOR Holdings, Inc., 5.375% Cv. Sub. Nts., 11/15/06(5)                                       3,500,000        4,079,005
       -------------------------------------------------------------------------------------------------------------------------
       SFP Pipeline Holdings, Inc., 11.16% Variable Rate Exchangeable Debs., 8/15/10                  4,100,000        5,145,500
                                                                                                                     -----------
                                                                                                                      14,584,351

7      Oppenheimer Bond Fund for Growth

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--1.7%
       Pennzoil Co., 4.75% Exchangeable Sr. Debs., 10/1/03
       (Exchangeable into Common Stock of Chevron Corp.)(2)                                          $5,000,000      $ 5,780,050
       -------------------------------------------------------------------------------------------------------------------------
       USX Corp., 7% Cv. Sub. Debs., 6/15/17                                                          5,000,000        4,987,500
                                                                                                                     -----------
                                                                                                                      10,767,550

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--6.7%
--------------------------------------------------------------------------------------------------------------------------------
BANKS--1.3%
       Bank of East Asia, Ltd., 2% Cv. Bonds, 7/19/03(5)                                              1,500,000        1,740,000
       -------------------------------------------------------------------------------------------------------------------------
       First Republic Bancorp, Inc., 7.25% Cv. Sub. Debs., 12/1/02                                    4,992,000        6,157,183
                                                                                                                     -----------
                                                                                                                       7,897,183

--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.1%
       Berkshire Hathaway, Inc., 1% Sr. Exchangeable Nts., 12/3/01
       (Exchangeable into Common Stock of Salomon, Inc.)                                              5,000,000        4,657,850
       -------------------------------------------------------------------------------------------------------------------------
       Leasing Solutions, Inc., 6.875% Cv. Sub. Nts., 10/1/03                                         2,000,000        1,985,000
       -------------------------------------------------------------------------------------------------------------------------
       Lomas Financial Corp., 9% Cv. Sr. Debs., 10/31/03(1)(6)                                        1,850,000          379,250
                                                                                                                     -----------
                                                                                                                       7,022,100

--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--4.3%
       Chubb Corp., 6% Cv. Exchangeable Sub. Gtd. Nts., 5/15/98                                       6,000,000        7,414,560
       -------------------------------------------------------------------------------------------------------------------------
       Penn Treaty America Corp., 6.25% Cv. Sub. Nts., 12/1/03(5)                                       500,000          539,220
       -------------------------------------------------------------------------------------------------------------------------
       Pioneer Financial Services, Inc., 6.5% Cv. Sub. Nts., 4/1/03                                   2,500,000        3,400,000
       -------------------------------------------------------------------------------------------------------------------------
       Republic of Italy, 5% PENs, 6/28/01
       (Exchangeable into ADSs of Istituto Nazionale delle Assicurazioni SpA)                         7,000,000        7,008,750
       -------------------------------------------------------------------------------------------------------------------------
       Trenwick Group, Inc., 6% Cv. Debs., 12/15/99                                                   8,000,000        8,440,000
                                                                                                                     -----------
                                                                                                                      26,802,530

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--9.5%
--------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%
       MagneTek, Inc., 8% Cv. Sub. Nts., 9/15/01                                                      2,500,000        2,568,750
       -------------------------------------------------------------------------------------------------------------------------
       Recognition International, Inc., 7.25% Cv. Sub. Debs., 4/15/11                                 3,000,000        2,835,000
       -------------------------------------------------------------------------------------------------------------------------
       Richardson Electronics Ltd., 7.25% Cv. Sub. Debs., 12/15/06                                      895,000          779,169
                                                                                                                     -----------
                                                                                                                       6,182,919

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.7%
       CEMEX, SA de CV, 4.25% Cv. Sub. Nts., 11/1/97                                                  7,000,000        6,772,500
       -------------------------------------------------------------------------------------------------------------------------
       Empresas ICA Sociedad Controladora, SA de CV, 5% Cv. Sub. Debs., 3/15/04                       3,000,000        2,130,000
       -------------------------------------------------------------------------------------------------------------------------
       Polymax International Ltd., 2% Sec. Exchangeable Bonds, 2/27/06(5)                             1,500,000        1,395,000
                                                                                                                     -----------
                                                                                                                      10,297,500

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--3.0%
       OHM Corp., 8% Cv. Sub. Debs., 10/1/06                                                          1,975,000        1,817,000
       -------------------------------------------------------------------------------------------------------------------------
       Roy F. Weston, Inc., 7% Cv. Sub. Debs., 4/15/02                                                1,228,000        1,111,340
       -------------------------------------------------------------------------------------------------------------------------
       Thermo TerraTech, Inc.:
       4.625% Cv. Sub. Debs., 5/1/03(5)                                                               1,500,000        1,376,715
       4.625% Cv. Sub. Debs., 5/1/03                                                                  1,798,000        1,645,727
       -------------------------------------------------------------------------------------------------------------------------
       United States Filter Corp., 4.5% Cv. Sub. Nts., 12/15/01                                       2,000,000        2,036,080
       -------------------------------------------------------------------------------------------------------------------------
       United Waste Systems, Inc., 4.5% Cv. Sub. Nts., 6/1/01(2)(5)                                   5,000,000        5,956,500
       -------------------------------------------------------------------------------------------------------------------------
       WMX Technologies, Inc., 2% Cv. Sub. Nts., 1/24/05(2)                                           4,466,000        4,180,489
                                                                                                                     -----------
                                                                                                                      18,123,851

8      Oppenheimer Bond Fund for Growth

                                                                                                    FACE           MARKET VALUE
                                                                                                    AMOUNT         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.3%
       Alfa, SA de CV, 8% Cv. Sub. Nts., 9/15/00(5)                                                 $ 2,500,000    $  2,756,250
       ------------------------------------------------------------------------------------------------------------------------
       Cooper Industries, Inc., 7.05% Cv. Sub. Debs., 1/1/15                                          3,500,000       3,742,130
       ------------------------------------------------------------------------------------------------------------------------
       Hexcel Corp., 7% Cv. Sub. Debs., 8/1/11                                                        4,000,000       3,770,000
       ------------------------------------------------------------------------------------------------------------------------
       Raymond Corp., 6.5% Cv. Sub. Debs., 12/15/03                                                   8,340,000       9,027,466
       ------------------------------------------------------------------------------------------------------------------------
       Robbins & Meyers, Inc., 6.5% Cv. Sub. Nts., 9/1/03                                             1,000,000       1,153,750
                                                                                                                   ------------
                                                                                                                     20,449,596

-------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.5%
       CareLine, Inc., 8% Cv. Sr. Sub. Nts., 5/1/01
       (Cv. into Common Stock of Laidlaw, Inc., Class B)                                              3,000,000       3,346,890
-------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--17.1%
-------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--2.2%
       SubMicron Systems Corp., 9% Cv. Sub. Nts., 12/15/97(1)(4)                                        450,000         199,053
       ------------------------------------------------------------------------------------------------------------------------
       Telxon Corp.:
       5.75% Cv. Sub. Nts., 1/1/03                                                                    2,500,000       2,053,900
       5.75% Cv. Sub. Nts., 1/1/03(5)                                                                 2,250,000       1,848,510
       ------------------------------------------------------------------------------------------------------------------------
       UNISYS Corp., 8.25% Cv. Sub. Nts., 8/1/00                                                     10,000,000       9,700,000
                                                                                                                   ------------
                                                                                                                     13,801,463

-------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--2.1%
       Baan Co., NV, 4.5% Cv. Sub. Nts., 12/23/01(5)                                                  2,000,000       2,008,920
       ------------------------------------------------------------------------------------------------------------------------
       Learning Co., Inc., 5.5% Cv. Sr. Nts., 11/1/00                                                 4,000,000       3,301,680
       ------------------------------------------------------------------------------------------------------------------------
       MacNeal-Schwendler Corp., 7.875% Cv. Sub. Debs., 8/18/04                                       5,267,000       4,819,305
       ------------------------------------------------------------------------------------------------------------------------
       National Data Corp., 5% Cv. Sub. Nts., 11/1/03                                                 1,500,000       1,560,000
       ------------------------------------------------------------------------------------------------------------------------
       Spectrum Holobyte, Inc., 6.5% Cv. Sub. Nts., 9/15/02(5)                                        2,000,000       1,324,020
                                                                                                                   ------------
                                                                                                                     13,013,925

-------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--10.2%
       ADT Operations, Inc., Zero Coupon Sub. Exchangeable LYONs, 6.49%, 7/6/10(3)                   13,500,000       8,808,750
       ------------------------------------------------------------------------------------------------------------------------
       California Microwave, Inc., 5.25% Cv. Sub. Nts., 12/15/03                                      2,000,000       1,635,000
       ------------------------------------------------------------------------------------------------------------------------
       Integrated Device Technology, Inc., 5.5% Cv. Sub. Nts., 6/1/02                                 2,000,000       1,764,060
       ------------------------------------------------------------------------------------------------------------------------
       Laidlaw, Inc., 6% ADT-Linked Cv. Debs., 1/15/99(5)                                             7,250,000       9,678,750
       ------------------------------------------------------------------------------------------------------------------------
       Park Electrochemical Corp., 5.5% Cv. Sub. Nts., 3/1/06                                         7,500,000       6,506,250
       ------------------------------------------------------------------------------------------------------------------------
       S3, Inc., 5.75% Cv. Sub. Nts., 10/1/03(5)                                                      4,000,000       4,426,200
       ------------------------------------------------------------------------------------------------------------------------
       Thermo Electron Corp., 4.25% Cv. Sub. Debs., 1/1/03(5)                                         7,000,000       8,349,460
       ------------------------------------------------------------------------------------------------------------------------
       Thermo Optek Corp., 5% Cv. Sub. Debs., 10/15/00(5)                                             8,535,000       8,748,375
       ------------------------------------------------------------------------------------------------------------------------
       ThermoQuest Corp., 5% Cv. Sub. Debs., 8/15/00(5)                                               8,000,000       8,200,000
       ------------------------------------------------------------------------------------------------------------------------
       XILINX, Inc., 5.25% Cv. Sub. Nts., 11/1/02                                                     4,500,000       4,551,075
                                                                                                                   ------------
                                                                                                                     62,667,920

-------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--2.6%
       BroadBand Technologies, Inc.:
       5% Cv. Sub. Nts., 5/15/01(5)                                                                   1,250,000         947,263
       5% Cv. Sub. Nts., 5/15/01                                                                      2,000,000       1,525,620
       ------------------------------------------------------------------------------------------------------------------------
       General Instrument Corp., 5% Cv. Jr. Sub. Nts., 6/15/00                                        9,000,000       9,631,980
       ------------------------------------------------------------------------------------------------------------------------
       Porta Systems Corp., Zero Coupon Cv. Sr. Sub. Nts., 11.6%, 1/2/98(1)(3)                        1,380,996         586,923
       ------------------------------------------------------------------------------------------------------------------------
       United States Cellular Corp., Zero Coupon Cv. Sub. LYONs, 5.96%, 6/15/15(3)                    9,700,000       3,298,000
                                                                                                                   ------------
                                                                                                                     15,989,786

-------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.4%
-------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.9%
       Consolidated Natural Gas Co., 7.25% Cv. Sub. Debs., 12/15/15                                   5,000,000       5,282,750
-------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.5%
       Compania de Telefonos de Chile SA, 4.5% Cv. Sub. Debs., 1/15/03                                2,500,000       3,141,575
                                                                                                                   ------------
       Total Convertible Corporate Bonds and Notes (Cost $396,304,600)                                              406,222,777

9      Oppenheimer Bond Fund for Growth

                                                                                                                     MARKET VALUE
                                                                                                       SHARES        SEE NOTE 1
================================================================================================================================
COMMON STOCKS--4.1%
       -------------------------------------------------------------------------------------------------------------------------
       American Home Products Corp.(2)                                                                  20,040       $ 1,174,845
       -------------------------------------------------------------------------------------------------------------------------
       Columbia/HCA Healthcare Corp.(2)                                                                 13,650           556,238
       -------------------------------------------------------------------------------------------------------------------------
       Fleet Financial Group, Inc.(2)                                                                   13,910           693,761
       -------------------------------------------------------------------------------------------------------------------------
       Ford Motor Co.(2)                                                                                 6,530           208,960
       -------------------------------------------------------------------------------------------------------------------------
       General Signal Corp.                                                                            128,018         5,472,766
       -------------------------------------------------------------------------------------------------------------------------
       International Paper Co.                                                                           9,392           380,376
       -------------------------------------------------------------------------------------------------------------------------
       Orion Capital Corp.                                                                              30,001         1,833,811
       -------------------------------------------------------------------------------------------------------------------------
       Philip Morris Cos., Inc.(2)                                                                      22,000         2,486,000
       -------------------------------------------------------------------------------------------------------------------------
       Progressive Bank, Inc.                                                                           26,382           600,190
       -------------------------------------------------------------------------------------------------------------------------
       Seagate Technology, Inc.(2)(7)                                                                  290,312        11,467,324
                                                                                                                     -----------
       Total Common Stocks (Cost $17,975,593)                                                                         24,874,271

================================================================================================================================
PREFERRED STOCKS--11.0%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.6%
--------------------------------------------------------------------------------------------------------------------------------
PAPER--0.6%
       James River Corp. of Virginia:
       Depositary Shares each representing 1/4 of a Share of $14.00 Cum. Cv.
       Exchangeable Preferred Stock, Series N(1)                                                        50,000         2,523,400
       Depositary Shares each representing 1/4 of a Share of $14.00 Cum. Cv.
       Exchangeable Preferred Stock, Series L                                                           18,600           962,550
       $3.375 Cum. Cv. Exchangeable, Series K                                                            5,000           256,875
                                                                                                                     -----------
                                                                                                                       3,742,825

--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--2.4%
--------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.7%
       Tyco Toys, Inc., $0.4125 Depositary Shares each representing 1/25 of a
       Share of Mandatorily Cv. Redeemable Preferred Stock, Series C, 7/1/00                            465,000        4,708,125
--------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.9%
       SFX Broadcasting, Inc., $3.25 Cum. Cv. Exchangeable, Series D(5)                                  30,000        1,314,360
       -------------------------------------------------------------------------------------------------------------------------
       TCI Pacific Communications, Inc., 5% Cum. Sr. Exchangeable, Class A                               47,000        4,294,625
                                                                                                                     -----------
                                                                                                                       5,608,985

--------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.8%
       Danskin, Inc., Depositary Shares each representing 1/100 of a
       Share of 10% Cum. Cv. Exchangeable Preferred Stock(1)(4)                                           1,000        4,909,091
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--0.8%
--------------------------------------------------------------------------------------------------------------------------------
TOBACCO--0.8%
       RJR Nabisco Holdings Corp., $0.60125 Depositary Shares
       each representing 1/10 of a Share of Series C PERCS, 5/15/97                                     783,900        5,291,325
--------------------------------------------------------------------------------------------------------------------------------
ENERGY--0.4%
--------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--0.4%
       ICO, Inc., Depositary Shares each representing 1/4 of a
       Share of $6.75 Cv. Exchangeable Preferred Stock                                                   95,000        2,161,250
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--3.9%
--------------------------------------------------------------------------------------------------------------------------------
BANKS--1.0%
       Mid Am, Inc., $1.8125 Cum. Cv., Series A                                                           7,500          309,375
       -------------------------------------------------------------------------------------------------------------------------
       ONBANCorp, Inc., $1.6875 Cum. Cv., Series B                                                      136,300        3,799,363
       -------------------------------------------------------------------------------------------------------------------------
       Sovereign Bancorp, Inc., $3.125 Cum. Cv., Series B(2)                                             27,500        1,907,812
                                                                                                                     -----------
                                                                                                                       6,016,550

10     Oppenheimer Bond Fund for Growth

                                                                                                                     MARKET VALUE
                                                                                                        SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.8%
       Capstead Mortgage Corp., $1.26 Cum. Cv., Series B                                                120,000      $ 2,070,000
       -------------------------------------------------------------------------------------------------------------------------
       Phoenix Duff & Phelps Corp., $1.50 Cv., Series A                                                 150,000        3,750,000
       -------------------------------------------------------------------------------------------------------------------------
       SunAmerica, Inc., 8.5% PERCS Units, 10/31/99                                                     125,000        5,281,250
                                                                                                                     -----------
                                                                                                                      11,101,250

--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.1%
       Alexander & Alexander Services, Inc., $3.625 Cv.(1)                                               60,000        3,131,220
       -------------------------------------------------------------------------------------------------------------------------
       PennCorp Financial Group, Inc., $3.50 Cv., Series II(5)                                           60,000        3,517,500
                                                                                                                     -----------
                                                                                                                       6,648,720

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--0.4%
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.2%
       International Technology Corp., Depositary Shares each representing
       1/100 of a Share of 7% Cum. Cv. Exchangeable Preferred Stock                                      65,000        1,096,875
--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.2%
       Alco Standard Corp., $5.04 Depositary Shares each representing
       1/100 of a Share of Series BB ACES, 10/1/98                                                       15,000        1,432,500
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--2.5%
--------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.4%
       Kaman Corp., $3.25 Depositary Shares each representing
       1/4 of a Share of Cv. Preferred Stock, Series 2                                                   60,000        3,270,000
       -------------------------------------------------------------------------------------------------------------------------
       Loral Space & Communications, Ltd., 6% Cv.
       Preferred Equivalent Obligations, 11/1/06(5)                                                     100,000        5,681,200
                                                                                                                     -----------
                                                                                                                       8,951,200

--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--1.1%
       Mobile Telecommunication Technologies Corp.:
       7.5% Cum. Cv., Series C(1)(7)(8)                                                                   5,000        4,212,500
       $2.25 Cum. Cv. Exchangeable(5)                                                                   121,100        2,194,938
                                                                                                                     -----------
                                                                                                                       6,407,438
                                                                                                                     -----------
       Total Preferred Stocks (Cost $64,940,495)                                                                      68,076,134


                                                                                                        SHARES OR
                                                                                                        FACE AMOUNT
================================================================================================================================
OTHER CONVERTIBLE SECURITIES--14.5%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--2.1%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.0%
       Merrill Lynch & Co., Inc., 6.25% STRYPES (IMC Global, Inc.), 7/1/01(9)                           150,000        6,018,750
--------------------------------------------------------------------------------------------------------------------------------
PAPER--1.1%
       International Paper Capital Trust, 5.25% Cv. Preferred Securities,
       7/20/25 (Cv. into Common Stock of International Paper Co.)                                       145,000        6,670,000
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--1.1%
--------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.6%
       Wendy's Financing I, $2.50 TECONS, Series A, 9/15/26
       (Cv. into Common Stock of Wendy's International, Inc.)                                            75,000        3,900,000
--------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.5%
       News Corp. Ltd., 5% Exchangeable TOPrS, 11/12/16
       (Exchangeable for Ordinary Shares of British Sky Broadcasting Group PLC)(5)                       30,000        2,833,110
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--0.4%
--------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--0.4%
       Bear Stearns Cos. Inc., 5.5% CHIPS (Merck & Co., Inc.), 2/11/97(9)                                10,000          476,250
       -------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, Inc., 6.5% YEELDS (Amgen Corp.), 1/15/97(9)                             15,000          950,625
       -------------------------------------------------------------------------------------------------------------------------
       Salomon, Inc., 6.5% ELKS (Amgen Corp.), 2/1/97(9)                                                 14,000          959,000
                                                                                                                    ------------
                                                                                                                       2,385,875

11     Oppenheimer Bond Fund for Growth

                                                                                                    SHARES OR       MARKET VALUE
                                                                                                    FACE AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
ENERGY--0.3%
--------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--0.3%
       Tosco Financing Trust, 5.75% Cv. Preferred Securities, 12/15/16                                   35,000      $ 1,811,250
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--4.4%
--------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.7%
       Credit Suisse First Boston Corp., 6% Equity-Linked Sr. Medium-Term Nts.
       (Charles Schwab Corp.), 4/29/98(1)(9)                                                         $5,000,000        5,881,250
       -------------------------------------------------------------------------------------------------------------------------
       FINOVA Finance Trust, 5.5% Cv. TOPrS, 12/31/16
       (Cv. into Common Stock of FINOVA Group, Inc.)                                                     25,000        1,312,500
       -------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 7.25% STRYPES (SunAmerica, Inc.), 6/15/99(9)                          145,000        9,642,500
                                                                                                                     -----------
                                                                                                                      16,836,250

--------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.7%
       Allstate Corp., 6.76% Exchangeable Nts., 4/15/98
       (Subject to Exchange into Common Stock of The PMI Group, Inc.)                                   100,000        4,725,000
       -------------------------------------------------------------------------------------------------------------------------
       Frontier Financing Trust, 6.25% Cv. TOPrS, 12/31/16
       (Cv. into Common Stock of Frontier Insurance Group, Inc.)(5)                                      65,000        3,355,625
       -------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 6.5% STRYPES (MGIC Investment Corp.), 8/15/98(9)                       17,000        1,143,250
       -------------------------------------------------------------------------------------------------------------------------
       St. Paul Capital LLC, $3.00 Cv. MIPS                                                              25,000        1,384,375
                                                                                                                     -----------
                                                                                                                      10,608,250

--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--3.1%
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.4%
       Owens Corning Capital LLC, 6.5% Cv. MIPS(5)                                                      155,000        8,854,375
--------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.2%
       Browning-Ferris Industries, Inc., 7.25% ACES, 6/30/98                                             35,000          997,500
--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.5%
       Elsag Bailey Financing Trust, 5.5% Cv. TOPrS, 12/31/35
       (Cv. into Common Stock of Elsag Bailey Process Automation NV)                                     50,000        1,943,750
       -------------------------------------------------------------------------------------------------------------------------
       Greenfield Capital Trust, $3.00 Cv. TIDES(5)                                                      70,000        3,373,090
       -------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, Inc., 6% YEELDS
       (Black & Decker Corp.), 8/31/98(1)(9)                                                            126,646        4,274,303
                                                                                                                     -----------
                                                                                                                       9,591,143

--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--2.2%
--------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.1%
       Credit Suisse First Boston Corp., 6% Equity-Linked Sr. Medium-Term Nts.
       (Intel Corp.), 2/17/98(1)(9)                                                                  $5,000,000        6,531,250
--------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--0.3%
       Vanstar Corp., 6.75% Trust Cv. Preferred Securities,
       12/31/49 (Cv. into Common Stock of Vanstar Corp.)(5)                                              35,000        1,850,625
--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--0.8%
       Bear Stearns Cos., 6% ELPS (ACC Corp.), 11/25/98(1)(9)                                        $5,000,004        4,644,004
--------------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.9%
--------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.3%
       MCN Corp., 8.75% PRIDES, 4/30/99                                                                  75,500        2,085,687
--------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.6%
       Sprint Corp., 8.25% DECS (Cv. into Shares of
       Common Stock of SNET Corp.), 3/31/00                                                             100,000        3,587,500
                                                                                                                     -----------
       Total Other Convertible Securities (Cost $84,226,789)                                                          89,205,569

12     Oppenheimer Bond Fund for Growth

                                                                                                                   MARKET VALUE
                                                                                                       UNITS       SEE NOTE 1
===============================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-------------------------------------------------------------------------------------------------------------------------------
       SubMicron Systems Corp. Wts., Exp. 12/00(1)(4)                                                   27,000     $      7,047
       ------------------------------------------------------------------------------------------------------------------------
       Travel Ports of America, Inc. Wts., Exp. 1/05(1)(4)                                               5,000            4,235
                                                                                                                   ------------
       Total Rights, Warrants and Certificates (Cost $0)                                                                 11,282


                                                                             DATE       STRIKE        CONTRACTS
===============================================================================================================================
PUT OPTIONS PURCHASED--0.0%
-------------------------------------------------------------------------------------------------------------------------------
       Mobile Telecommunication Technologies Corp.
       Put Opt. (Cost $806)                                                  Mar. 97     $10                25            5,780



                                                                                                        FACE
                                                                                                        AMOUNT
===============================================================================================================================
REPURCHASE AGREEMENT--4.2%
-------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with Goldman, Sachs & Co., 6.52%, dated
       12/31/96, to be repurchased at $26,209,490 on 1/2/97, collateralized
       BY U.S. TREASURY NTS., 5.5%--7.5%, 7/15/99--8/15/05, with a value of
       $26,800,713 (Cost $26,200,000)                                                               $26,200,000      26,200,000

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $589,648,283)                                                            99.6%    614,595,813
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                             0.4       2,513,357
                                                                                                       --------    ------------
NET ASSETS                                                                                                100.0%   $617,109,170
                                                                                                       ========    ============

       1. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

       2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                        FACE/SHARES       EXPIRATION      EXERCISE      PREMIUM      MARKET VALUE
                                        SUBJECT TO CALL   DATE            PRICE         RECEIVED     SEE NOTE 1
       ----------------------------------------------------------------------------------------------------------
       American Home Products Corp.         20,000         1/97           $ 65.00       $   49,398     $    2,500
       ----------------------------------------------------------------------------------------------------------
       Boston Chicken, Inc.                 10,000         1/97             35.00           22,199         13,750
       Boston Chicken, Inc.                 10,000         1/97             40.00            6,150            620
       Boston Chicken, Inc.                 30,000         4/97             40.00           44,710         39,360
       Boston Chicken, Inc.                 30,000         4/97             35.00          104,097        105,000
       ----------------------------------------------------------------------------------------------------------
       Chevron Corp.                        40,000         3/97             70.00           78,997         25,000
       Chevron Corp.                        40,000         1/97             70.00           56,698          5,000
       ----------------------------------------------------------------------------------------------------------
       Columbia/HCA Healthcare Corp.        13,600         2/97             40.00           18,427         32,300
       ----------------------------------------------------------------------------------------------------------
       Fleet Financial Group, Inc.          13,900         1/97             50.00           44,757         24,325
       ----------------------------------------------------------------------------------------------------------
       Ford Motor Co.                        6,500         3/97             32.50            7,588          7,313
       ----------------------------------------------------------------------------------------------------------
       John H. Harland Co.                  20,000         3/97             30.00           34,599         67,500
       ----------------------------------------------------------------------------------------------------------
       Philip Morris Cos., Inc.             22,000         3/97            105.00          103,837        283,250
       ----------------------------------------------------------------------------------------------------------
       Seagate Technology, Inc.             79,200         1/97             35.00          354,012        376,200
       Seagate Technology, Inc.            200,000         1/97             37.50          607,980        625,000
       ----------------------------------------------------------------------------------------------------------
       Sovereign Bancorp, Inc.              20,000         1/97             12.50            9,800         15,000
       ----------------------------------------------------------------------------------------------------------
       United Waste Systems, Inc.           50,000         3/97             40.00           49,498         18,750
       ----------------------------------------------------------------------------------------------------------
       WMX Technologies, Inc.               50,000         2/97             35.00           58,373         31,250
                                                                                        ----------     ----------
                                                                                        $1,651,120     $1,672,118
                                                                                        ==========     ==========

       3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       4. The security is being valued under procedures established by the Board of Trustees to determine fair value in good faith.

       5. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
       This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $139,914,049 or 22.67% of the Fund's net assets at December 31, 1996.

       6. Non-income producing security--issuer is in default.

       7. Non-income producing security.

       8. Dividend is paid in kind.

       9. Redeemable in cash at the lesser of a multiple of the issue price or an amount based on the price of the stated company's common stock at maturity.

13     Oppenheimer Bond Fund for Growth

-------------------------------------------------------------------------------
        All investments of foreign issuers are denominated in U.S. dollars. Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

       COUNTRY                                                                        MARKET VALUE          PERCENT
       ------------------------------------------------------------------------------------------------------------
       United States                                                                  $550,495,824             89.6%
       ------------------------------------------------------------------------------------------------------------
       Canada                                                                           16,917,909              2.8
       ------------------------------------------------------------------------------------------------------------
       United Kingdom                                                                   13,109,085              2.1
       ------------------------------------------------------------------------------------------------------------
       Mexico                                                                           11,658,750              1.9
       ------------------------------------------------------------------------------------------------------------
       Italy                                                                             7,008,750              1.1
       ------------------------------------------------------------------------------------------------------------
       Switzerland                                                                       4,300,000              0.7
       ------------------------------------------------------------------------------------------------------------
       Chile                                                                             3,141,575              0.5
       ------------------------------------------------------------------------------------------------------------
       Luxembourg                                                                        2,820,000              0.5
       ------------------------------------------------------------------------------------------------------------
       Netherlands                                                                       2,008,920              0.3
       ------------------------------------------------------------------------------------------------------------
       Hong Kong                                                                         1,740,000              0.3
       ------------------------------------------------------------------------------------------------------------
       Indonesia                                                                         1,395,000              0.2
                                                                                      ------------            -----
       Total                                                                          $614,595,813            100.0%
                                                                                      ============            =====

       PORTFOLIO ACRONYMS:

       ACES       --Automatic Common Exchange Securities or Automatically Convertible Equity Securities
       ADS        --American Depository Shares
       CHIPS      --Common-Linked Higher Income Participation Securities
       DECS       --Debt Exchangeable for Common Stock
       ELKS       --Equity-Linked Securities
       ELPS       --Equity-Linked Participation Securities
       LYONs      --Liquid Yield Option Notes
       MIPS       --Monthly Income Preferred Securities
       PENs       --Privatization Exchangeable Notes
       PERCS      --Preferred Equity Redemption Cumulative Stock or Premium Equity Redemption Cumulative Security
       PRIDES     --Preferred Redeemable Increased Dividend Equity Securities
       STRYPES    --Structured Yield Product Exchangeable for Stock
       TECONS     --Term Convertible Securities
       TIDES      --Term Income Deferrable Equity Securities
       TOPrS      --Trust Originated Preferred Securities
       YEELDS     --Yield Enhanced Equity Linked Debt Securities

       See accompanying Notes to Financial Statements.

14     Oppenheimer Bond Fund for Growth

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1996

=========================================================================================================================
ASSETS
       Investments, at value (cost $589,648,283)--see accompanying statement                                 $614,595,813
                                                                                                             ------------
       Cash                                                                                                       407,119
       ------------------------------------------------------------------------------------------------------------------
       Receivables:
       Shares of beneficial interest sold                                                                       3,038,483
       Interest and dividends                                                                                   5,738,471
       ------------------------------------------------------------------------------------------------------------------
       Other                                                                                                       18,679
                                                                                                             ------------
       Total assets                                                                                           623,798,565

=========================================================================================================================
LIABILITIES
       Options written, at value (premiums received $1,651,120)--
       see accompanying statement--Note 6                                                                       1,672,118
       ------------------------------------------------------------------------------------------------------------------
       Payables and other liabilities:
       Dividends                                                                                                3,696,882
       Accrued taxes--Note 1                                                                                      815,241
       Shares of beneficial interest redeemed                                                                     409,410
       Trustees' fees                                                                                               9,000
       Other                                                                                                       86,744
       ------------------------------------------------------------------------------------------------------------------
       Total liabilities                                                                                        6,689,395

=========================================================================================================================
NET ASSETS                                                                                                   $617,109,170
                                                                                                             ============

=========================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                       $592,940,290
       ------------------------------------------------------------------------------------------------------------------
       Excess of distributions over net investment income                                                          (4,113)
       ------------------------------------------------------------------------------------------------------------------
       Accumulated net realized loss on investments and options                                                  (753,539)
       ------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments and options                                                  24,926,532
                                                                                                             ------------
       Net assets                                                                                            $617,109,170
                                                                                                             ============

=========================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets
       of $93,577,774 and 6,557,191 shares of beneficial interest outstanding)                                     $14.27
       Maximum offering price per share (net asset value plus sales charge
       of 5.75% of offering price)                                                                                 $15.14

       ------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $211,176,011 and 14,775,642 shares of beneficial interest outstanding)                                   $14.29

       ------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $38,312,120 and 2,685,484 shares of beneficial interest outstanding)                                     $14.27

       ------------------------------------------------------------------------------------------------------------------
       Class M Shares:
       Net asset value and redemption price per share (based on net assets
       of $274,043,265 and 19,204,115 shares of beneficial interest outstanding)                                   $14.27
       Maximum offering price per share (net asset value plus sales charge
       of 3.25% of offering price)                                                                                 $14.75

       See accompanying Notes to Financial Statements.

15     Oppenheimer Bond Fund for Growth

STATEMENT OF OPERATIONS   For the Year Ended December 31, 1996

=========================================================================================================================
INVESTMENT INCOME
       Interest                                                                                               $23,555,538
       ------------------------------------------------------------------------------------------------------------------
       Dividends                                                                                                3,116,725
                                                                                                              -----------
       Total income                                                                                            26,672,263

=========================================================================================================================
EXPENSES
       Distribution and service plan fees--Note 4:
       Class A                                                                                                     95,189
       Class B                                                                                                  1,121,523
       Class C                                                                                                    147,851
       Class M                                                                                                  1,958,186
       ------------------------------------------------------------------------------------------------------------------
       Management fees--Note 4                                                                                  2,148,214
       ------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4:
       Class A                                                                                                     47,679
       Class B                                                                                                    128,905
       Class C                                                                                                     13,923
       Class M                                                                                                    293,581
       ------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                        199,998
       ------------------------------------------------------------------------------------------------------------------
       Registration and filing fees                                                                               185,496
       ------------------------------------------------------------------------------------------------------------------
       Accounting service fees--Note 4                                                                            133,487
       ------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                     72,248
       ------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses                                                                                 45,249
       ------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                 39,104
       ------------------------------------------------------------------------------------------------------------------
       Other                                                                                                      115,012
       ------------------------------------------------------------------------------------------------------------------
       Interest                                                                                                    95,316
                                                                                                              -----------
       Total expenses                                                                                           6,840,961
       Less expenses paid indirectly--Note 1                                                                       (9,757)
                                                                                                              -----------
       Total net expenses                                                                                       6,831,204

=========================================================================================================================
NET INVESTMENT INCOME                                                                                          19,841,059

=========================================================================================================================
REALIZED AND
UNREALIZED GAIN
       Net realized gain on:
       Investments (including premiums on options exercised)                                                   13,540,883
       Closing and expiration of options written                                                                  465,614
                                                                                                              -----------
       Net realized gain                                                                                       14,006,497

       ------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on:
       Investments                                                                                              7,782,802
       Options                                                                                                     82,788
                                                                                                              -----------
       Net change                                                                                               7,865,590
                                                                                                              -----------
       Net realized and unrealized gain                                                                        21,872,087

=========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $41,713,146
                                                                                                              ===========

              See accompanying Notes to Financial Statements.

16     Oppenheimer Bond Fund for Growth

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                       1996             1995
====================================================================================================================
OPERATIONS
       Net investment income                                                           $ 19,841,059     $  9,855,256
       -------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                 14,006,497        9,472,765
       -------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                              7,865,590       21,458,658
                                                                                       -------------    ------------
       Net increase in net assets resulting from operations                              41,713,146       40,786,679

====================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                           (2,123,534)         (92,063)
       Class B                                                                           (4,911,332)        (728,015)
       Class C                                                                             (648,607)              --
       Class M                                                                          (12,157,589)     (11,839,019)
       -------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                                           (2,201,758)         (80,834)
       Class B                                                                           (4,975,362)      (1,126,719)
       Class C                                                                             (903,669)              --
       Class M                                                                           (6,479,192)      (8,052,576)

====================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                           90,847,491        2,448,545
       Class B                                                                          175,385,489       34,750,230
       Class C                                                                           38,234,063               --
       Class M                                                                           29,022,434       93,550,329

====================================================================================================================
NET ASSETS
       Total increase                                                                   340,801,580      149,616,557
       -------------------------------------------------------------------------------------------------------------
       Beginning of period                                                              276,307,590      126,691,033
                                                                                       ------------     ------------
       End of period (including excess of distributions over
       net investment income of $4,113 and $40,930, respectively)                      $617,109,170     $276,307,590
                                                                                       ============     ============
       See accompanying Notes to Financial Statements.

17     Oppenheimer Bond Fund for Growth

FINANCIAL HIGHLIGHTS




                                                          CLASS A
                                                          ---------------------------


                                                          YEAR ENDED DECEMBER 31,
                                                          1996               1995(3)
=====================================================================================
       PER SHARE OPERATING DATA:
       Net asset value, beginning of period                $13.96              $13.11
       ------------------------------------------------------------------------------
       Income (loss) from investment operations:
       Net investment income                                  .73                 .54
       Net realized and unrealized gain (loss)                .65                1.48
                                                           ------              ------
       Total income (loss) from investment operations        1.38                2.02

       ------------------------------------------------------------------------------
       Dividends and distributions to shareholders:
       Dividends from net investment income                  (.72)               (.68)
       Distributions from net realized gain                  (.35)               (.49)
                                                           ------              ------
       Total dividends and distributions to shareholders    (1.07)              (1.17)

       ------------------------------------------------------------------------------
       Net asset value, end of period                      $14.27              $13.96
                                                          =======              ======

       ==============================================================================
       TOTAL RETURN, AT NET ASSET VALUE(4)                  10.13%              15.42%

       ==============================================================================
       RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (in thousands)           $93,578              $2,502
       ------------------------------------------------------------------------------
       Average net assets (in thousands)                  $41,617              $1,799
       ------------------------------------------------------------------------------
       Ratios to average net assets:
       Net investment income                                 5.11%               5.63%(5)
       Expenses(6)                                           0.98%               1.05%(5)
       Expenses (excluding interest)(6)(7)                   0.97%               1.01%(5)
       ------------------------------------------------------------------------------
       Portfolio turnover rate(8)                           52.67%              57.51%


       1. Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. (the former manager) which amounted to $.01 per share. Without reimbursement, the ratios would have been 6.50%, 2.06% and 2.04%, respectively.

       2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.

       3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.

       4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the investment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

       5. Annualized.


18     Oppenheimer Bond Fund for Growth


CLASS B                           CLASS C             CLASS M
--------------------------        -----------         --------------------------------------------------
                                  YEAR
                                  ENDED
YEAR ENDED DECEMBER 31,           DEC. 31,            YEAR ENDED DECEMBER 31,
1996             1995(3)          1996(2)             1996        1995        1994      1993      1992(1)
=========================================================================================================

  $13.98            $13.11         $14.03             $13.96      $12.20      $13.16    $11.43      $9.37
---------------------------------------------------------------------------------------------------------

     .62               .45            .50                .65         .70         .68       .59        .69
     .65              1.51            .59                .66        2.42        (.81)     1.79       2.15
  ------            ------         ------           --------    --------      ------    ------    -------
    1.27              1.96           1.09               1.31        3.12        (.13)     2.38       2.84

---------------------------------------------------------------------------------------------------------

    (.61)             (.60)          (.50)              (.65)       (.87)       (.69)     (.65)      (.78)
    (.35)             (.49)          (.35)              (.35)       (.49)       (.14)       --         --
  ------            ------         ------           --------    --------       -----      ----     ------
    (.96)            (1.09)          (.85)             (1.00)      (1.36)       (.83)     (.65)      (.78)

---------------------------------------------------------------------------------------------------------
  $14.29            $13.98         $14.27             $14.27      $13.96      $12.20    $13.16     $11.43
  ======            ======         ======           ========    ========     =======    ======     ======

=========================================================================================================
    9.28%            15.09%          7.74%              9.58%      26.00%      (1.12)%   21.23%     31.19%

=========================================================================================================

$211,176           $34,465        $38,312           $274,043    $239,341    $126,691   $69,375    $10,241
---------------------------------------------------------------------------------------------------------
$113,784           $15,184        $18,550           $264,936    $181,719    $106,829   $36,923    $ 7,369
---------------------------------------------------------------------------------------------------------

    4.31%             4.82%(5)       4.32%(5)           4.59%       5.12%       5.24%     4.70%      6.62%
    1.75%             1.69%(5)       1.68%(5)           1.58%       1.58%       1.66%     1.78%      1.93%
    1.73%             1.64%(5)       1.67%(5)           1.55%       1.56%       1.65%     1.75%      1.91%
---------------------------------------------------------------------------------------------------------
   52.67%            57.51%         52.67%             52.67%      57.51%      52.82%    88.66%     80.09%


6. Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $501,201,833 and $222,718,231, respectively.

Per share information has been determined based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

19  Oppenheimer Bond Fund for Growth

NOTES TO FINANCIAL STATEMENTS

==============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer Bond Fund for Growth (the Fund), formerly named The Bond Fund For Growth, a portfolio of the Bond Fund Series, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation.

                          On January 4, 1996, Fielding Management
        Company, Inc. (FMC), the Fund's investment adviser, Rochester Fund Distributors, Inc. (RFD), the Fund's principal underwriter, and Rochester Fund Services, Inc. (RFS), the Fund's shareholder servicing, accounting and pricing agent, consummated a transaction with OppenheimerFunds, Inc. (the Manager), which resulted in the sale to the Manager of certain assets of FMC, RFD and RFS, including the transfer of the investment advisory agreement and other contracts with the Fund and the use of the name "The Rochester Funds."

                          On March 11, 1996, the Fund redesignated the Class
        A shares as Class M shares, redesignated the Class Y shares as Class A shares and introduced a new class of shares, designated as Class C.

                          The Fund offers Class A, Class B, Class C and
        Class M shares. Class A and Class M shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All four classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        -----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted equity securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term debt securities are valued at the mean between the bid and asked price using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices.
        If the last sale price is outside the spread, the closing bid is used. Securities for which market quotations are not readily available are valued at fair value under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.

        -----------------------------------------------------------------------
        SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may not invest in securities with bond ratings of less than C at the time of purchase nor may it invest in securities in default at the time of purchase. At December 31, 1996, securities with an aggregate market value of $611,250, representing 0.10% of the Fund's net assets, were in default.

        -----------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book
        Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

20     Oppenheimer Bond Fund for Growth

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

       ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       ------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of December 31, 1996, the Fund had an accrued tax liability of $815,241 for net unrealized gains at the time of the 1995 acquisition of Rochester Tax Managed Fund, Inc. (see Note 8).

       ------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class M shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends quarterly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

       ------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                          During the year ended December 31, 1996, the Fund adjusted the classification of net investment income and net realized gain (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the year ended December 31, 1996, amounts have been reclassified to reflect an increase in paid-in capital of $36,684, a decrease in an accumulated net realized gain of $73,504 and an increase in undistributed net investment income of $36,820.

       ------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain.

                          Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

21     Oppenheimer Bond Fund for Growth

===============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest of each class, par value $.01 per share. Transactions in shares of beneficial interest were as follows:

                                                       YEAR ENDED DECEMBER 31, 1996(1)         YEAR ENDED DECEMBER 31, 1995(2)
                                                       --------------------------------        ---------------------------------
                                                       SHARES           AMOUNT                 SHARES                  AMOUNT
       -------------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                             6,494,619       $ 92,520,655              167,169           $  2,280,841
       Dividends and distributions reinvested             249,431          3,554,945               12,344                172,794
       Redeemed                                          (366,014)        (5,228,109)                (358)                (5,090)
                                                       ----------       ------------           ----------           ------------
       Net increase                                     6,378,036       $ 90,847,491              179,155           $  2,448,545
                                                       ==========       ============           ==========           ============

       ----------------------------------------------------------------------------------      ---------------------------------
       Class B:
       Sold                                            12,294,846       $175,175,363            2,362,379           $ 33,327,370
       Dividends and distributions reinvested             577,315          8,234,848              114,523              1,597,930
       Redeemed                                          (561,285)        (8,024,722)             (12,136)              (175,070)
                                                       ----------       ------------           ----------           ------------
       Net increase                                    12,310,876       $175,385,489            2,464,766           $ 34,750,230
                                                       ==========       ============           ==========           ============

      -----------------------------------------------------------------------------------      ---------------------------------
       Class C:
       Sold                                             2,679,311       $ 38,154,738                   --           $         --
       Dividends and distributions reinvested              91,900          1,310,288                   --                     --
       Redeemed                                           (85,727)        (1,230,963)                  --                     --
                                                       ----------       -------------          -----------          ------------
       Net increase                                     2,685,484       $ 38,234,063                   --           $         --
                                                       ==========       ============           ==========           ============

       ----------------------------------------------------------------------------------      ---------------------------------
       Class M:
       Sold                                             5,031,985       $ 71,344,923            7,217,942           $ 99,835,909
       Dividends and distributions reinvested           1,047,016         14,881,567            1,158,342             16,067,613
       Issued in connection with the acquisition of
       Rochester Tax Managed Fund, Inc.--Note 8                --                 --              660,637              9,039,351
       Redeemed                                        (4,018,081)       (57,204,056)          (2,278,192)           (31,392,544)
                                                       ----------       ------------           ----------           ------------
       Net increase                                     2,060,920       $ 29,022,434            6,758,729           $ 93,550,329
                                                       ==========       ============           ===========          ============

       1. For the year ended December 31, 1996 for Class A, Class B and Class M shares and for the period from March 11, 1996 (inception of offering) to December 31, 1996 for Class C shares.

       2. For the year ended December 31, 1995 for Class M shares and for the period from May 1, 1995 (inception of offering) to December 31, 1995 for Class A and Class B shares.

===============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At December 31, 1996, net unrealized appreciation on investments and options written of $24,926,532 was composed of gross appreciation of $43,048,856, and gross depreciation of $18,122,324.

                          Unrealized appreciation (depreciation) at December 31, 1996 based on cost of investments for federal income tax purposes of $589,657,433 was:


                                                                                                   AMOUNT
       -------------------------------------------------------------------------------------------------------
       Gross unrealized appreciation                                                               $42,774,865
       -------------------------------------------------------------------------------------------------------
       Gross unrealized depreciation                                                               (17,836,486)
                                                                                                    ----------
       Net unrealized appreciation                                                                 $24,938,379
                                                                                                   ===========

22     Oppenheimer Bond Fund for Growth

===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee based on an annual rate of 0.625% of average daily net assets up to $50 million, 0.50% of average daily net assets on the next $250 million, and 0.4375% of average daily net assets in excess of $300 million. During 1996, the Fund paid $16,104 to FMC (the former manager) and $2,132,110 to the Manager for management and investment advisory services.

                          Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During 1996, the Fund paid $960 to RFS (the former accounting and pricing agent) and $132,527 to the Manager for accounting and pricing services.

                          OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund. The transfer and shareholder servicing agent fee paid by the Fund is based on an annual maintenance fee of $24.12 for each Class A and Class M shareholder account and $26.02 for each Class B and Class C shareholder account. During 1996, the Fund paid a total of $3,246 to RFS (the former shareholder servicing agent), with the remainder being paid to OFS.

                          For the year ended December 31, 1996, commissions (sales charges paid by investors) on sales of Class A and Class M shares totaled $1,744,103 and $1,939,722, of which $571,488 and $125,679, respectively, was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $6,595,119 and $372,493, of which $74,499 and $5,323, respectively, were paid to an affiliated broker/dealer. During the year ended December 31, 1996, OFDI received contingent deferred sales charges of $142,078 and $10,119, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                          The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made monthly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1996, OFDI paid $7,115 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                          The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI retained $920,281 and $113,638, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At December 31, 1996, OFDI had incurred unreimbursed expenses of $6,713,841 for Class B and $494,297 for Class C.

                          The Fund has adopted a reimbursement type
       Distribution and Service Plan for Class M shares to reimburse OFDI for its services and costs in distributing Class M shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.50% per year on Class M shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class M shares. OFDI may pay a portion of the asset-based sales charge which it receives from the Fund to provide additional compensation to broker/dealers who sell Class M shares. Both fees are computed on the average annual net assets of Class M shares, determined as of the close of each regular business day. During the year ended December 31, 1996, OFDI paid $4,590 to an affiliated broker/dealer as reimbursement for Class M personal service and maintenance expenses.

23     Oppenheimer Bond Fund for Growth

===============================================================================
5. BANK BORROWINGS

       The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other Rochester Division funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $70 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the New York Interbank Offer Rate (NIBOR) plus 0.75%. Borrowings are payable on demand.

                          The Fund had no borrowings outstanding at December
       31, 1996. For the year ended December 31, 1996, the average monthly loan balance was $1,489,069 at an average interest rate of 6.233%. The maximum amount of borrowings outstanding at any month-end was $5,720,000.

===============================================================================
6. OPTION ACTIVITY

       The Fund may buy put options or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                          The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                          Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the cost of the security for a purchased put option is adjusted by the amount of premium received or paid.

                          Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                          The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

       Written option activity for the year ended December 31, 1996 was as follows:

                                                                                                      CALL OPTIONS
                                                                                                      --------------------------
                                                                                                      NUMBER OF      AMOUNT
                                                                                                      OPTIONS        OF PREMIUMS
       -------------------------------------------------------------------------------------------------------------------------
       Options outstanding at December 31, 1995                                                         2,365        $   580,692
       -------------------------------------------------------------------------------------------------------------------------
       Options written                                                                                 14,358          3,936,012
       -------------------------------------------------------------------------------------------------------------------------
       Options cancelled in closing purchase transactions                                              (5,319)        (1,831,782)
       -------------------------------------------------------------------------------------------------------------------------
       Options expired prior to exercise                                                               (3,024)          (607,309)
       -------------------------------------------------------------------------------------------------------------------------
       Options exercised                                                                               (1,828)          (426,493)
                                                                                                       ------        -----------
       Options outstanding at December 31, 1996                                                         6,552        $ 1,651,120
                                                                                                       ======        ===========

24     Oppenheimer Bond Fund for Growth

===============================================================================
7. ILLIQUID AND
   RESTRICTED SECURITIES

       At December 31, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1996 was $62,274,991, which represents 10.09% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                                     VALUATION
                                                                                                                     PER UNIT AS OF
       SECURITY                                                              ACQUISITION DATE     COST PER UNIT      DEC. 31, 1996
       ---------------------------------------------------------------------------------------------------------------------------
       Alexander & Alexander Services, Inc., $3.625 Cv. Preferred Stock      12/13/96             $   51.56          $       52.19
       ---------------------------------------------------------------------------------------------------------------------------
       Bear Stearns Cos., 6% ELPS (ACC Corp.), 11/25/98                      11/15/96                100.00%                 92.88%
       ---------------------------------------------------------------------------------------------------------------------------
       Ben Franklin Retail Stores, Inc., 7.5% Cv. Sub. Nts., 6/1/03          6/10/93--9/28/95         86.84%                  6.50%
       ---------------------------------------------------------------------------------------------------------------------------
       Credit Suisse First Boston Corp., New York Branch,
       3% Disney Linked Certificate of Deposit, 10/3/01                      9/19/96                 100.00%                105.50%
       ---------------------------------------------------------------------------------------------------------------------------
       Credit Suisse First Boston Corp., Equity-Linked Sr. Medium-Term Nts.:
       6% (Intel Corp.), 2/17/98                                             2/9/96                  100.00%                130.63%
       6% (Charles Schwab Corp.), 4/29/98                                    4/24/96                 100.00%                117.63%
       ---------------------------------------------------------------------------------------------------------------------------
       Comtrad Holdings, Inc., 5% Cv. Nts., 7/8/99 (Cv. into
       Common Stock of CHS Electronics, Inc.)                                7/8/96                  100.00%                111.65%
       ---------------------------------------------------------------------------------------------------------------------------
       Danskin, Inc., Depositary Shares each representing 1/100 of a
       Share of 10% Cum. Cv. Exchangeable Preferred Stock                    8/14/95              $5,000.00          $    4,909.09
       ---------------------------------------------------------------------------------------------------------------------------
       GE Capital Corp., 2.5% Base Metals Cv. Nts., 2/14/97                  1/31/94                 100.00%                107.00%
       ---------------------------------------------------------------------------------------------------------------------------
       Hudson Hotels Corp., 7.5% Cv. Sub. Debs., 7/1/01                      7/8/96                  100.00%                 96.00%
       ---------------------------------------------------------------------------------------------------------------------------
       Huntingdon International Holdings PLC, 7.5% Cv. Debs., 9/25/06        8/8/96, 12/18/96         77.25%                 80.50%
       ---------------------------------------------------------------------------------------------------------------------------
       James River Corp. of Virginia, Depositary Shares each
       representing 1/4 of a Share of $14.00 Cum. Cv. Exchangeable
       Preferred Stock, Series N                                             8/20/96              $   45.50          $       50.47
       ---------------------------------------------------------------------------------------------------------------------------
       Key Energy Group, Inc., 7.5% Cv. Sub. Debs., 7/1/03                   6/28/96                 100.00%                126.50%
       ---------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, Inc., 6% YEELDS
       (Black & Decker Corp.), 8/31/98                                       9/5/96               $   39.48          $       33.75
       ---------------------------------------------------------------------------------------------------------------------------
       Lomas Financial Corp., 9% Cv. Sr. Debs., 10/31/03                     8/29/94, 6/13/95         26.82%                 20.50%
       ---------------------------------------------------------------------------------------------------------------------------
       Mobile Telecommunication Technologies Corp., 7.5% Cum. Cv.
       Series C Preferred Stock                                              5/31/96              $  992.50          $      842.50
       ---------------------------------------------------------------------------------------------------------------------------
       Physicians Clinical Laboratory, Inc., 7.5% Cv. Sub. Debs., 8/15/00    2/16/94                 103.00%                 10.00%
       ---------------------------------------------------------------------------------------------------------------------------
       Porta Systems Corp., Zero Coupon Cv. Sr. Sub. Nts.,
       11.6%, 1/2/98                                                         4/1/93--5/26/94          78.24%                 42.50%
       ---------------------------------------------------------------------------------------------------------------------------
       SubMicron Systems Corp.:
       9% Cv. Sub. Nts., 12/15/97                                            12/11/95                100.00%                 44.23%
       Warrants, Exp. 12/00                                                  12/11/95             $    0.00          $         .26
       ---------------------------------------------------------------------------------------------------------------------------
       Travel Ports of America, Inc.:
       8.5% Cv. Sr. Sub. Debs., 1/15/05                                      2/13/95, 8/9/95         100.04%                101.65%
       8.5% Cv. Sr. Sub. Debs., 1/15/05 (Reg. S)                             6/14/95--8/13/96        111.44%                101.65%
       Warrants, Exp. 1/05                                                   2/13/95              $    0.00          $         .85

25     Oppenheimer Bond Fund for Growth

===============================================================================
8. ACQUISITION

       On June 28, 1995, the Fund acquired all of the assets and liabilities of Rochester Tax Managed Fund, Inc. (RTMF). The acquisition was accomplished by a tax-free exchange of 660,637 Class M shares of the Fund (valued at $9,039,351) for 760,094 shares of RTMF. The net assets of RTMF were valued at $9,039,351 and included unrealized appreciation of $4,275,694. Prior to the acquisition, RTMF did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition (see Note 1). During the second half of 1995, approximately $2,788,000 of accumulated earnings and profits resulting from the June 28, 1995 acquisition of RTMF was distributed to shareholders of the Fund. The aggregate net assets of the Fund after the acquisition were $189,184,982.

26     Oppenheimer Bond Fund for Growth

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015

Independent Auditors
   Price Waterhouse LLP
   1100 Bausch & Lomb Place
   Rochester, NY 14604

Legal Counsel
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036




PX0345.001.0397